                                                                   EXHIBIT 10.57

                            SUNSET CORPORATE CAMPUS

                              Bellevue, Washington



                                LEASE AGREEMENT


                                    BETWEEN


                       SUNSET OFFICE LIMITED PARTNERSHIP
                        a Washington Limited Partnership

                                    Landlord



                                      and



                             VULCAN NORTHWEST, INC.



                                     Tenant

                               TABLE OF CONTENTS

1.  LEASE DATA AND EXHIBITS                             1
      (a)    Building                                   1
      (b)    Premises                                   1
      (c)    Rentable Area of the Premises              1
      (d)    Basic Plans Delivery Date                  1
      (e)    Commencement Date                          1
      (f)    Expiration Date                            1
      (g)    Rent                                       1
      (h)    Security Deposit                           1
      (i)    Parking                                    1
      (j)    Notice Addresses                           1
      (k)    Exhibits                                   1

2.  PREMISES                                            2

3.  COMMENCEMENT AND EXPIRATION DATES                   2
      (a)    Commencement Date                          2
      (b)    Tenant Obligations                         2
      (c)    Tenant Termination Rights                  2
      (d)    Expiration Date                            2

4.  ACCEPTANCE OF PREMISES                              3

5.  RENT                                                3

6.  SECURITY DEPOSIT                                    3

7.  PARKING                                             3

8.  USES                                                3

9.  SERVICES AND UTILITIES                              4
      (a)    Standard Services                          4
      (b)    Interruption of Services                   4
      (c)    Additional Services                        4

10. COSTS OF OPERATIONS AND REAL ESTATE TAXES           4
      (a)    Additional Rent                            4
      (b)    Definitions                                4
      (c)    Estimated Costs                            5
      (d)    Actual Costs                               5
      (e)    Records and Adjustments                    5
      (f)    Personal Property Taxes                    5

11. CARE OF PREMISES                                    6

                                      (i)

12. ACCESS                                          6

13. DAMAGE OR DESTRUCTION                           6
      (a)    Damage and Repair                      6
      (b)    Destruction During Last Year of Term   6
      (c)    Tenant Improvements                    6

14. WAIVER OF SUBROGATION                           7

15. INDEMNIFICATION                                 7

16. INSURANCE                                       7
      (a)    Tenant's Insurance                     7
      (b)    Property Insurance                     7
      (c)    Insurance Policy Requirements          7

17. ASSIGNMENT AND SUBLETTING                       8
      (a)    Assignment or Sublease                 8
      (b)    Assignee Obligations                   8
      (c)    Sublessee Obligations                  8

18. SIGNS                                           8

19. LIENS AND INSOLVENCY                            8
      (a)    Liens                                  8
      (b)    Insolvency                             9
      (c)    Financial Statements                   9

20. DEFAULT                                         9
      (a)    Cumulative Remedies                    9
      (b)    Tenant's Right to Cure                 9
      (c)    Abandonment                            9
      (d)    Landlord's Reentry                     9
      (e)    Reletting the Premises                10
      (f)    Nonpayment of Additional Rent         10

21. PRIORITY                                       10

22. SURRENDER OF POSSESSION                        10

23. REMOVAL OF PROPERTY                            10

24. NON-WAIVER                                     10

25. HOLDOVER                                       11

26. CONDEMNATION                                   11
      (a)    Entire Taking                         11
      (b)    Partial Taking                        11
      (c)    Awards and Damages                    11

                                      (ii)

27. NOTICES                                       11

28. COSTS AND ATTORNEYS FEES                      11

29. LANDLORD'S LIABILITY                          12

30. LANDLORD'S CONSENT                            12

31. ESTOPPEL CERTIFICATES                         12

32. TRANSFER OF LANDLORD'S INTEREST               12

33. RIGHT TO PERFORM                              12

34. QUIET ENJOYMENT                               12

35. HAZARDOUS WASTE                               12
      (a)    Tenant Obligations                   12
      (b)    Landlord Obligations                 13

36. GENERAL                                       13
      (a)    Headings                             13
      (b)    Heirs and Assigns                    13
      (c)    No Brokers                           13
      (d)    Entire Agreement                     13
      (e)    Severability                         13
      (f)    Overdue Payments                     13
      (g)    Force Majeure                        13
      (h)    Right to Change Public Spaces        14
      (i)    Governing Law                        14
      (j)    Building Directory                   14
      (k)    Building Name                        14
      (l)    Recordations                         14

                                     (iii)

                               LEASE AGREEMENT

                            Sunset Corporate Campus

THIS LEASE made this 4th day of March, 1992, between SUNSET OFFICE LIMITED PARTNERSHIP, a Washington limited partnership ("Landlord"), and VULCAN NORTHWEST, INC. a Washington corporation ("Tenant").

As parties hereto, Landlord and Tenant agree:

1. LEASE DATA AND EXHIBITS: The following terms as used herein shall have the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease:

(a) BUILDING: Located on the real property described in Section 2 hereof, with an address of 13910 South East Eastgate Way, Bellevue, Washington 98005.

(b) PREMISES: Consisting of the area on the fourth floor(s) of the Building, as outlined on the floor plan(s) attached hereto as Exhibit A, including tenant improvements, if any, as described in Exhibit B. In the event the party currently negotiating a lease for space on the fifth floor decides not to lease such space prior to commencement of improvements for Tenant, Tenant shall have the option to locate on the fifth floor of the Building upon the same terms and conditions agreed on the fourth floor.

(c) RENTABLE AREA OF THE PREMISES: Approximately 10,513, net rentable square feet. The exact number shall be determined upon completion of final space planning.

(d)  BASIC PLANS DELIVERY DATE: N/A.

     FINAL PLANS DELIVERY DATE: April 2, 1992.


(e) COMMENCEMENT DATE: June 1, 1992 or such earlier or later date as provided in Section 3 hereof.

(f)  EXPIRATION DATE: May 31, 1997

(g) RENT: The amount specified in Paragraph 1 of Exhibit C hereto in accordance with Section 5 hereof. Tenant has deposited with Landlord on the date herein $ 19,000.00 to be applied to the first Rent payment due hereunder.

(h)  SECURITY DEPOSIT: $ - 0 -.

(i) PARKING: Tenant shall have a right to lease parking spaces in or near the Building as specified in Paragraph 2 of Exhibit C hereto and in accordance with
Section 7 hereof.

(j)  NOTICE ADDRESSES:

          Landlord:   Sunset Office Limited Partnership
                      13910 S.E. Eastgate Way
                      Bellevue, Washington 98005

          Tenant:     Vulcan Northwest, Inc.
                      13910 S.E. Eastgate Way
                      Suite 400
                      Bellevue, Washington 98005

(k)  EXHIBITS: The following exhibits or riders are made a part of this Lease:

          Exhibit A - Floor Plan of Premises
          Exhibit B - Tenant Improvements
          Exhibit C - Addendum to Lease

2. PREMISES: Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section 1(b) hereof as shown on Exhibit A hereto, together with rights of ingress and egress over common areas in the Building located on the land ("Land") more particularly described as:

     THAT PORTION OF THE SOUTHWEST 1/4 OF SECTION 10, TOWNSHIP 24 NORTH, RANGE 5 EAST, W.M., DESCRIBED AS FOLLOWS:

     BEGINNING AT THE SOUTHWEST CORNER OF LOT 3, CITY OF BELLEVUE LOT LINE ADJUSTMENT NO. 88-6830 AS RECORDED IN VOLUME 63 OF SURVEYS, PAGE 145 UNDER RECORDING NO. 8811039001;
     THENCE ALONG THE WEST LINE THEREOF NORTH 01 DEGREE 18'59' EAST 553.32 FEET; THENCE SOUTH 88 DEGREES 41'28' EAST 736.91 FEET;
     THENCE SOUTH 01 DEGREE 18'32" WEST 116.85 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 35.00 FEET;
     THENCE ALONG THE ARC OF SAID CURVE, PASSING THROUGH A CENTRAL ANGLE OF 90 DEGREES 00'00" A DISTANCE OF 54.98 FEET;
     THENCE SOUTH 88 DEGREES 41'28" EAST 214.50 FEET TO THE WEST LINE OF THAT CERTAIN TRACT OF LAND CONVEYED TO THE STATE OF WASHINGTON BY RECORDING NOS. 7806090313, 7806090314 AND 7806090315;
     THENCE ALONG SAID WEST LINE SOUTH 01 DEGREE 18'32" WEST 425.60 FEET; THENCE SOUTH 41 DEGREES 18'40" WEST 32.73 FEET TO THE NORTH MARGIN OF EASTGATE WAY;
     THENCE ALONG SAID MARGIN NORTH 85 DEGREES 46'25" WEST 966.69 FEET TO THE POINT OF BEGINNING;

     SITUATED IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

"Net rentable square feet" and "rentable area" as used herein shall mean "Rentable Area" as defined in BOMA American National Standard Z65.1-1980 (reprinted May 1981).

3.   COMMENCEMENT AND EXPIRATION DATES:

     (a) COMMENCEMENT DATE. Provided that the Premises together with common facilities for access and service thereto have been completed, the Commencement Date shall be the date specified in Section 1(e), June 1, 1992, or such earlier or later date upon which the Premises and common facilities shall be completed as may be specified in a notice delivered to Tenant at least thirty (30) days prior to the date specified in such notice; or any earlier date when the Tenant occupies the Premises for Permitted Uses. In the event the Commencement Date is established as a later or earlier date than the date provided in Section 1(e) hereof, Landlord shall confirm the same to Tenant in writing.

     (b) TENANT OBLIGATIONS. If completion of the Premises is delayed due to the failure to Tenant to fulfill any obligation under this Lease or any exhibit hereto, including without limitation Tenant's failure to comply with the Plan Delivery Dates in Section 1(d) and Exhibit B, the Lease shall be deemed to have commenced upon the date when the Premises would have been completed but for such delay by Tenant.

     (c) TENANT TERMINATION RIGHTS. In the event, due to delays from any cause other than Tenant's failure to comply with the terms of this Lease, the Premises are not available for occupancy by Tenant within six months following the date specified in Section 1(e), Tenant may terminate this Lease by written notice; provided, however, that such six-month period shall be extended for delays due to causes beyond the reasonable control of Landlord. Termination under this
Section 3(c) shall be Tenant's sole remedy and Tenant shall have no other rights or claims hereunder at law or in equity.

     (d) EXPIRATION DATE. The Lease shall expire on the date specified in
Section 1(f).

4. ACCEPTANCE OF PREMISES: If this Lease is entered into prior to the completion of tenant improvements in the Premises, the acceptance of the Premises by Tenant shall be deferred until Landlord informs Tenant of the completion of such construction. Within five (5) working days ("Inspection Period") after Landlord informs Tenant of such completion, Tenant shall make such inspection of the Premises as Tenant deems appropriate. Except as otherwise specified by Tenant in writing to Landlord within the Inspection Period and except for latent defects not reasonably observable by Tenant, Tenant shall be deemed to have accepted the Premises in their then condition. If, as a result of such inspection, Tenant discovers minor deviations or variations from the plans and specifications for Tenant's improvements which do not materially affect Tenant's use of the Premises, Tenant shall, during the Inspection Period, notify Landlord of such deviations. Landlord shall promptly repair all such items. The existence of such items shall not postpone the Commencement Date of this Lease or the obligation of Tenant to pay Rent.

5. RENT: Tenant shall pay without notice the Rent and Additional Rent (as defined in Section 20(f)) without deduction or offset in lawful money of the United States in advance on or before the first day of each month at Landlord's Notice Address set forth in Section 1(j) hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and Additional Rent for any partial month at the beginning or end of the Lease term shall be prorated in proportion to the number of days in such month.

6. [Deleted]

7. PARKING: All parking spaces are leased to Tenant subject to the rules of Landlord and garage operator, and laws, codes and regulations set forth by authorities having jurisdiction over the Building and Premises. In accordance with state and city requirements to minimize the use of single occupant vehicles and to generally reduce parking requirements, Tenant shall participate in Landlord's transportation management program. Landlord's program shall include providing information and referral service to Tenant and Tenant's employees regarding bus schedules, carpooling, vanpooling, flex-time and job sharing and may include other transportation management programs as are deemed appropriate by Landlord from time-to-time. During Normal Business Hours as defined in
Section 9(a) herein, Landlord shall make available in or near the Building transient parking for Tenant's clients and guests. If Landlord shall charge a fee for such parking, Landlord shall make available to Tenant a parking validation system such that Tenant may validate clients' and guests' parking at Tenant's expense. Tenant assumes full financial responsibility for all parking leased to Tenant or Tenant's employees.

8. USES: The Premises are to be used only for general office purposes including computer hardware, software, and engineering research and development ("Permitted Uses"), and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a first-class office building in Bellevue, Washington, or is inconsistent with any restriction on use of the Premises, the Building or the Land contained in any lease, mortgage or other agreement or instrument by which the Landlord is bound or to which any of such property is subject. Tenant shall not commit any act that will increase the then existing cost of insurance on the Building without Landlord's consent. Tenant shall promptly pay upon demand the amount of any increase in insurance costs caused by any act or acts of Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant in the Building or which is unlawful or which will cause any substantial noise, vibration, smoke or fumes. If Tenant should disturb the quiet enjoyment of any other tenant in the Building, Tenant shall provide adequate insulation or take other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations (not inconsistent with the terms of this Lease) as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein.

9.   SERVICES AND UTILITIES:

     (a) STANDARD SERVICES. Landlord shall maintain the Premises and the public and common areas of the Building in good order and condition consistent with the operation and maintenance of a first-class office building in Bellevue, Washington. Landlord shall furnish the Premises with electricity for normal office use, including lighting and operation of low power usage office machines, water and elevator service at all times during the term of the Lease. Landlord shall also provide lamp replacement service for building standard light fixtures, toilet room supplies, window washing at reasonable intervals, and customary building janitorial service. No janitorial service shall be provided Saturdays, Sundays or legal holidays. The costs of any janitorial or other service provided by Landlord to Tenant which are in addition to the services ordinarily provided Building tenants shall be repaid by Tenant as Additional Rent upon receipt of billings therefor.

     From 7:00 a.m. to 6:00 p.m. on weekdays, excluding legal holidays ("Normal Business Hours"), Landlord shall furnish to the Premises heat and air conditioning. If requested by Tenant, Landlord shall furnish heat and air conditioning at times other than Normal Business Hours and the cost of such services, as established by Landlord, shall be paid by Tenant as Additional Rent upon receipt of billings therefor. The current cost for after-hours heating and air conditioning is $10.00 per hour. This rate shall be adjusted by Landlord from time to time to reflect actual costs incurred in the provision of such service. During other than Normal Business Hours, Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall have at all times during the term of this Lease (24 hours of all days) reasonable access to the Premises.

     (b) INTERRUPTION OF SERVICES. Landlord shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever. No temporary interruption or failure of such services incident to the making of repairs, alterations or improvements, or due to accident, strike or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder; provided, however, if such interruption or failure shall continue for five (5) business days, Tenant's Rent hereunder shall be thereafter abated to the extent the Premises are thereby rendered untenantable for Tenant's normal business operations until such services shall be restored.

     (c) ADDITIONAL SERVICES. The Building Standard mechanical system is designed to accommodate heating loads generated by lights using up to 1.7 watts per square foot and equipment using up to 2.5 watts per square foot. Before installing lights and equipment in the Premises which in the aggregate exceed such amount, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant shall agree to pay the costs of Landlord for installation of supplementary air conditioning or electrical systems as necessitated by such equipment or lights.

     In addition, Tenant shall in advance, as Additional Rent on the first day of each month during the Lease term, pay Landlord the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment or lights and the reasonable amount estimated by Landlord as the cost of operation and maintenance of supplementary air conditioning units necessitated by Tenant's use of such equipment or lights. Landlord shall be entitled to install and operate at Tenant's cost a monitoring/metering system in the Premises to measure the added demands on electrical, heating, ventilation and air conditioning systems resulting from such equipment and lights and from Tenant's after-hours heating, ventilation and air conditioning service requirements. Tenant shall comply with Landlord's instructions for the use of drapes and thermostats in the Building.

10.  COSTS OF OPERATIONS AND REAL ESTATE TAXES:

     (a) ADDITIONAL RENT. Tenant shall pay as Additional Rent its pro rata share of increases in operating costs and taxes in excess of $5.00 per rentable square foot ("base amount"):

     (b) DEFINITIONS. For the purposes of this section, "taxes" shall mean taxes and assessments on real and personal property payable during any calendar year with respect to the Land, the Building and all property of Landlord, real or personal, used directly in the operation of the Building and located in or on the Building; and any assessments upon the Land or the Building for off-site common area costs, together with any taxes levied or assessed in addition to or in lieu of any such taxes or any tax upon leasing of the Building or the rents collected (excluding any net income or franchise tax).

"Operating costs" or "costs" shall mean all expenses of Landlord for maintaining, operating and repairing the Land and Building and the personal property used in connection therewith, including without limitation insurance premiums, utilities, customary management fees and other expenses which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building; excluding, however: (i) costs of any special services rendered to individual tenants for which a separate charge is collected; (ii) leasing commissions and other leasing expenses; and (iii) costs of improvements required to be capitalized in accordance with generally accepted accounting principles, except operating costs shall include amortization of capital improvements (A) made subsequent to initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, provided that such amortization shall not exceed the reasonably expected savings in operating costs; or (B) which are reasonably responsive to requirements imposed with respect to the Building under any amendment to any applicable building, health, safety, fire, nondiscrimination or similar law or regulation ("law"), or any new law, or any new interpretation of a law. In the event the average occupancy level of the Building for the base year and/or any subsequent year was or is not one hundred percent (100%) or more of full occupancy, then the operating costs for such year shall be proportionately adjusted by Landlord to reflect those costs which would have occurred had the Building been one hundred percent (100%) occupied during such year.

     "Tenant's pro rata share" shall mean a percentage determined by dividing the rentable area of the Premises by the rentable area of the Building. If the rentable area of the Premises or the Building shall change, Tenant's pro rata share shall be adjusted accordingly.

     "Year" shall mean the calendar year.

     (c) ESTIMATED COSTS. At the beginning of each year, Landlord shall furnish Tenant a written statement of estimated operating costs and taxes for such year; a calculation of the amount, if any, by which such estimated costs and taxes will exceed the base amount; and a calculation of Tenant's pro rata share of any such amount. Tenant shall pay one-twelfth (1/12) of that amount as Additional Rent for each month during the year. If at any time during the year Landlord reasonably believes that the actual costs and taxes will vary from such estimated costs and taxes by more than five percent (5%), Landlord may by written notice to Tenant revise the estimate for such year, and Additional Rent for the balance of such year shall be paid based upon such revised estimates.

     (d) ACTUAL COSTS. Within ninety (90) days after the end of each year or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth Tenant's pro rata share of the actual operating costs and taxes in excess of the base amount during the preceding year. If the actual operating costs and taxes in excess of the base amount exceed the estimates for such amounts paid by Tenant during the year, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement. If the actual operating costs and taxes in excess of the base amount are less than the amount paid by Tenant to Landlord, then the amount of such overpayment by Tenant shall be credited against the next Rent payable by Tenant hereunder.

     (e) RECORDS AND ADJUSTMENTS. Landlord shall keep records showing all expenditures made in connection with operating costs and taxes, and such records shall be available for inspection by Tenant. Operating costs and taxes shall be prorated for any portion of a year at the beginning or end of the term of this Lease. Notwithstanding this Section 10, the Rent payable by Tenant shall in no event be less than the Rent specified in Section 1(g) hereof.

     (f) PERSONAL PROPERTY TAXES. Tenant shall pay all personal property taxes with respect to property of Tenant located on the Premises or in the Building. "Property of Tenant" shall include all improvements which are paid for by Tenant and "personal property taxes" shall include all property taxes assessed against the property of Tenant, whether assessed as real or personal property.

11. CARE OF PREMISES: Landlord shall perform all normal maintenance and repairs to the Premises which Landlord reasonably determines necessary to maintain the Premises and the Building as a first-class office building; provided that Landlord shall not be required to maintain or repair any Property of Tenant or any appliances (such as water heaters, refrigerators, microwaves and the like) which are part of the Premises. Tenant shall take good care of the Premises. Tenant shall not make any alterations, additions or improvements ("Alterations") in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any plumbing or wiring ("Changes") without first obtaining the written consent of Landlord and, where appropriate, in accordance with plans and specifications approved by Landlord. Any Alterations or Changes required to be made to the Premises by any amendment to any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law"), or any new law shall be made at Tenant's sole expense and shall be subject to the prior written consent of Landlord. Tenant shall reimburse Landlord for any reasonable sums expended for examination and approval of architectural or mechanical plans and specifications of the Alterations and Changes and direct costs reasonably incurred during any inspection or supervision of the Alterations or Changes. All damages or injury done to the Premises or Building by Tenant or by any persons who may be in or upon the Premises or Building with the express or implied consent of Tenant, including but not limited to the cracking or breaking of any glass of windows and doors, shall be paid for by Tenant.

12. ACCESS: Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Building. Upon reasonable notice, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period one hundred eighty (180) days prior to the expiration or sooner termination of the Lease term. Landlord may enter the Premises without notice in the event of an emergency.

13.  DAMAGE OR DESTRUCTION:

     (a) DAMAGE AND REPAIR. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the sixtieth day following the damage, give Tenant a notice of election to terminate this Lease. In the event of such election, this Lease shall be deemed to terminate on the third day after the giving of such notice, and Tenant shall surrender possession of the Premises within a reasonable time thereafter, and the Rent and Additional Rent shall be apportioned as of the date of Tenant's surrender and any Rent paid for any period beyond such date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building and insurance proceeds sufficient for restoration are available, Landlord shall restore the Building and the Premises (with improvements substantially comparable in quality to the improvements to the Premises originally provided by Landlord hereunder) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord. To the extent that the Premises are rendered untenantable, the Rent shall proportionately abate, except in the event such damage resulted from or was contributed to, directly or indirectly, by the act, fault or neglect of Tenant, Tenant's officers, contractors, agents, employees, clients, customers or licensees, in which event Rent shall abate only to the extent Landlord receives proceeds from any rental income insurance policy to compensate Landlord for loss of Rent hereunder. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or the Building.

     (b) DESTRUCTION DURING LAST YEAR OF TERM. In case the Building shall be substantially destroyed by fire or other cause at any time during the last twelve (12) months of the term of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other within sixty (60) days of the date of such destruction.

     (c) TENANT IMPROVEMENTS. Landlord will not carry insurance of any kind on any improvements paid for by Tenant as provided in Exhibit B or on Tenant's furniture, furnishings, fixtures, equipment or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

14. WAIVER OF SUBROGATION: Whether the loss or damage is due to the negligence of either Landlord or Tenant or any other cause, Landlord and Tenant each hereby release and relieve the other, its agents or employees, from responsibility for, and waive its entire claim of recovery for (i) any loss or damage to its real or personal property located anywhere in the Building, including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered by its property and related insurance policies, and (ii) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils covered by any business interruption or loss of rental income insurance policy held by it. Each party shall use best efforts to cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective except to the extent the applicable insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

15. INDEMNIFICATION: Tenant shall indemnify and hold Landlord harmless from and against liabilities, damages, losses, claims and expenses, including attorneys fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, employees, clients or customers in or about the Building or Premises or arising from any injury or damage to any person or property, occurring in or about the Building or Premises or arising from any breach or default under this Lease by Tenant. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or its officers, contractors, licensees, agents, employees, clients or customers or other tenants of the Building.

     Landlord shall indemnify and hold Tenant harmless from and against all liabilities, damages, losses, claims and expenses, including attorneys fees, due to any injury or damage to any person or property, arising from any act, omission or negligence of Landlord or its officers, contractors, licensees, agents or employees in or about the Building or Premises, or from any breach or default under this Lease by Landlord. Landlord shall not be liable for any loss or damage to persons or property sustained by Tenant or other persons, which may be caused by theft, or by any act or neglect of Tenant or any other tenant or occupant of the Building or any third parties.

16.  INSURANCE:

     (a) LIABILITY INSURANCE. Tenant shall, throughout the term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability (occurrence form) insurance including contractual liability insuring Tenant's activities upon, in or about the Premises or the Building against claims of bodily injury or death or property damage or loss with a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate. Landlord and Wright Runstad & Company shall be additional insureds.

     (b) PROPERTY INSURANCE. Tenant shall, throughout the term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, what is commonly referred to as "All Risk" or "Special" coverage (excluding earthquake and flood) on Tenant's leasehold improvements for not less than 100% of the replacement value.

     (c) INSURANCE POLICY REQUIREMENTS. All insurance required under this
Section 16 shall be with companies reasonably approved by Landlord. No insurance policy required under this Section 16 shall be cancelled or reduced in coverage except after forty-five (45) days prior to written notice to Landlord, ten (10) days notice for non-payment of premium.

     Tenant shall deliver to Landlord prior to the Commencement Date, and from time to time thereafter, copies of policies of such insurance or certificates evidencing the existence and amounts of same and evidencing Landlord and Wright Runstad & Company as additional insureds thereunder. In no event shall the limits of any insurance policy required under this Section 16 be considered as limiting the liability of Tenant under this Lease.

     All policies required under this Section 16 shall be written as primary policies and not contributing to or in excess of any coverage Landlord may choose to maintain.

17.  ASSIGNMENT AND SUBLETTING:

     See Exhibit C, Section 6 for additional terms and conditions.

     (a) ASSIGNMENT OR SUBLEASE. Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease or sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent. Such consent shall not be unreasonably withheld except: (1) Landlord may withhold its consent if in Landlord's judgment occupancy by any proposed assignee, subtenant or other transferee: (i) is not consistent with the maintenance and operation of a first-class office building due to the nature of the proposed occupant's business or the manner of conducting its business or its experience or reputation in the community, or (ii) is likely to cause disturbance to the normal use and occupancy of the Building; (2) Landlord may withhold in its absolute and sole discretion consent to any mortgage, hypothecation, pledge or other encumbrance of any interest in this Lease or the Premises by Tenant or any subtenant, whereby this Lease or any interest therein becomes collateral for any obligation of Tenant; and (3) Landlord may withhold its consent to the extent Landlord determines necessary to comply with a restriction on use of the Premises, the Building or the Land contained in any lease, mortgage, or other agreement or instrument by which the Landlord is bound or to which any of such property is subject. No such assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. In lieu of granting any such consent, Landlord reserves the right to terminate this Lease or, in the case of a subletting of less than all the Premises, to terminate this Lease with respect to such portion of the Premises, as of the proposed effective date of such subletting or assignment, in which event Landlord may enter into the relationship of landlord and tenant with such proposed assignee or subtenant based upon the Rent and other compensation and terms agreed to by such subtenant or assignee and otherwise upon the terms and conditions of this Lease. In connection with each request for an assignment or subletting, Tenant shall pay $300.00 for the cost of processing such assignment or subletting, including attorneys fees, upon demand of Landlord. Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

     If Tenant is a corporation or partnership, any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of, or power to vote, a majority of its outstanding voting stock or partnership interests shall constitute an assignment for the purpose of this Section 17.

     (b) ASSIGNEE OBLIGATIONS. As a condition to Landlord's approval, any potential assignee otherwise approved by Landlord shall assume in writing all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant for the payment of Rent and performance of all terms, covenants and conditions of this Lease.

     (c) SUBLESSEE OBLIGATIONS. Any sublessee shall assume all obligations of Tenant as to that portion of the Premises which is subleased to such sublessee and shall be jointly and severally liable with Tenant for rental and other payments and performance of all terms, covenants, and conditions of this Lease with respect to such portion of the Premises.

18. SIGNS: Tenant shall not place or in any manner display any sign, graphics, or any advertising matter anywhere in or about the Premises or the Building at places visible (either directly or indirectly) from anywhere outside the Premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant shall remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby. Landlord shall not unreasonably withhold its consent to normal Tenant identification signs and logos which are consistent with the Building signage and graphics program.

19.  LIENS AND INSOLVENCY:

     (a) LIENS. Tenant shall keep its interest in this Lease and any property of Tenant (other than unattached personal property) and the Premises, the Land and the Building free from any liens arising out of any work performed or materials ordered or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord harmless from any liability from any such lien, including, without limitation, liens arising from any work performed pursuant to Section V of Exhibit B hereto. In the event any lien is filed against the Building, the Land or the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord, at Tenant's expense immediately either cause such lien to be released of record or furnish to Landlord a bond in form and amount and issued by a surety reasonably satisfactory to Landlord, indemnifying Landlord, the Land and the Building against all liability, costs and expenses, including attorneys fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Premises arising from work done or materials provided to or for Tenant, if, and only if, such proceedings suspend the collection thereof against Landlord, Tenant and the Premises and neither the Premises, the Building nor the Land nor any part thereof or interest therein is or will be in any danger of being sold, forfeited or lost.

     (b) INSOLVENCY. If Tenant becomes insolvent or voluntarily or involuntarily becomes a debtor or alleged debtor in a bankruptcy proceeding, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant, Landlord at its option may terminate this Lease and Tenant's right of possession under this Lease and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding.

     (c) FINANCIAL STATEMENTS. Tenant shall, from time to time during the term of this Lease upon the request of Landlord, submit to Landlord such financial statements or other financial information as Landlord may reasonably request in connection with the prospective sale or refinancing of the Building. Landlord agrees to use reasonable efforts to limit disclosure of Tenant's financial information to persons who have a legitimate business interest in such information.

20.  DEFAULT:

     (a) CUMULATIVE REMEDIES. All rights of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restrain by injunction the violation or attempted violation of any of the covenants, agreements or conditions of this Lease.

     (b) TENANT'S RIGHT TO CURE. Tenant shall have a period of five (5) business days from the date of written notice from Landlord to Tenant within which to cure any default in the payment of Rent, Additional Rent or other sums due hereunder. Tenant shall have a period of fifteen (15) days from the date of written notice from Landlord to Tenant within which to cure any other default hereunder which is capable of being cured by Tenant; provided, however, that with respect to any default capable of being cured by Tenant but which cannot be cured within such fifteen (15) day period, the default shall not be deemed to be uncured if Tenant commences to cure within fifteen (15) days and for so long as Tenant is diligently prosecuting the cure thereof.

     (c) ABANDONMENT. Abandonment means an absence from the Premises of five (5) days or more while Tenant is in default or Landlord otherwise reasonably determines that Tenant has abandoned the Premises and its interest under this Lease. Abandonment by Tenant shall be considered a default with no right to cure, allowing Landlord to reenter the Premises under Section 20(d).

     (d) LANDLORD'S REENTRY. Upon a default under this Lease by Tenant and expiration of any applicable cure period, Landlord, at its option, may enter the Premises or any part thereof, and expel, remove or put out Tenant or any other persons who may be thereon, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease and as agent of Tenant, relet the Premises or any part thereof for such term or terms (which may be for a term less than or extending beyond the term hereof) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, remodel and change the Premises, Tenant remaining liable for any deficiency computed as provided in Section 20(e). In the case of any default, reentry and/or dispossession by summary proceedings or otherwise, all Rent and Additional Rent shall become due thereupon and be paid up to the time of such reentry or dispossession, together with such expenses as Landlord may reasonably incur for attorneys fees, advertising expenses, brokerage fees and/or putting the Premises in good order or preparing the same for re-rental, together with interest thereon as provided in Section 36(f) hereof, accruing from the date of any such expenditure by Landlord.

     (e) RELETTING THE PREMISES. At the option of Landlord, rents received by Landlord from such relating shall be applied first to the payment of any indebtedness from Tenant to Landlord other than Rent and Additional Rent due hereunder; second, to the payment of reasonable costs and expenses of such reletting and including, but not limited to, attorneys fees, advertising fees and brokerage fees, and to the payment of any repairs, remodeling and changes in the Premises; third, to the payment of Rent and Additional Rent due and to become due hereunder, and, if after so applying said Rents there is any deficiency in the Rent or Additional Rent to be paid by Tenant under this Lease, Tenant shall pay any deficiency to Landlord monthly on the dates specified herein and any payment made or suits brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month. Subject to any applicable duty to mitigate damages, the failure of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the Rent thereof, and in no event shall Tenant be entitled to receive any excess of net Rents collected over sums payable by Tenant to Landlord hereunder. No such reentry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such provision breach and default. Should Landlord at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the amount of Rent and Additional Rent reserved in this Lease for the balance of the term, as it may have been extended, in excess of the then fair market rental value of the Premises for the same period, plus all court costs and reasonable attorneys fees incurred by Landlord in the collection of the same.

     (f) NONPAYMENT OF ADDITIONAL RENT. All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed "Additional Rent" and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of Rent.

21. PRIORITY: This Lease shall be subordinate to any first mortgage or deed of trust (and any other mortgage or deed of trust upon the written election of Landlord) now existing or hereafter placed upon the Land, the Building or the Premises, created by or at the instance of Landlord, and to any and all advances to be made thereunder and to interest thereon and all modifications, renewals and replacements or extensions thereof ("Landlord's Mortgage"). Upon request of such holder, Tenant shall attorn to the holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage. Tenant shall properly execute, acknowledge and deliver documents which the holder of any holder of any Landlord's Mortgage may reasonably require to effectuate the provisions of this Section 21.

Any subordination to future mortgage or deed of trust shall be subject to the condition that so long as Tenant is not in default hereunder (or if in default the applicable cure period has not expired), this Lease shall remain in full force and effect for the full term hereof (including any extended term).

22. SURRENDER OF POSSESSION: Subject to the terms of Section 13 relating to damage and destruction, upon expiration or sooner termination of this Lease, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use, wear and tear excepted.

23. REMOVAL OF PROPERTY: Tenant shall remove all of its moveable personal property and trade fixtures paid for by Tenant which can be removed without damage to the Premises at the expiration or sooner termination of this Lease, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal; and all other improvements and additions to the Premises shall thereupon become the property of Landlord.

24. NON-WAIVER: Waiver by Landlord or Tenant of any term, covenant or condition herein contained or any breach thereof shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of Rent or Additional Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent or Additional Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent or Additional Rent.

25. HOLDOVER: If Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be deemed a month-to-month tenancy which may be terminated as provided by applicable law. During such tenancy, Tenant shall be bound by all of the terms, covenants and conditions herein so far as applicable, except rental which shall be equivalent to two hundred percent (200%) of the monthly Rent stated herein, together with Additional Rent herein provided for.

26.  CONDEMNATION:

     (a) ENTIRE TAKING. If all of the Premises of such portions of the Building as may be required for the reasonable use of the Premises are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority. In the event of a taking of a material part of but less than all of the Building, where Landlord shall determine that the remaining portions of the Building cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons) or where Landlord determines the Building should be restored in such a way as to materially alter the Premises, Landlord shall forward a written notice to Tenant of such determination not more than sixty (60) days after the date of taking. The term of this Lease shall expire upon such date as Landlord shall specify in such notice but not earlier than sixty (60) days after the date of such notice.

     (b) PARTIAL TAKING. Subject to the provisions of the preceding Section 26(a), in case of taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority. If a portion of the Premises shall be so taken which renders the remainder of the Premises unsuitable for continued occupancy by Tenant under this Lease, Tenant may terminate this Lease by written notice to Landlord no later than sixty (60) days after the date of such taking and the term of this Lease shall expire upon such date as Tenant shall specify in such notice not later than sixty (60) days after the date of such notice.

     (c) AWARDS AND DAMAGES. Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award. Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property and leasehold improvements paid for by Tenant (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

27. NOTICES: All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, postage prepaid, to Landlord and to Tenant at the Notice Addresses provided in Section 1(j) (provided that after the Commencement Date any such notice may be mailed or delivered by hand to Tenant at the Premises and to Landlord's principal office in the Building) and to the holder of any mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

28. COSTS AND ATTORNEYS FEES: If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or possession of the Premises, each party shall, and hereby does, to the extent permitted by law, waive trial by jury and the losing party shall pay the prevailing party a reasonable sum for attorneys fees in such suit, at trial and on appeal, and such attorneys fees shall be deemed to have accrued on the commencement of such action.

29. LANDLORD'S LIABILITY: Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and Building, but are made and intended for the purpose of binding only the Landlord's interest in the Premises and Building, as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners or their respective heirs, legal representatives, successors or assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

30. LANDLORD'S CONSENT: Except as specified in other provisions of this Lease, whenever Landlord's consent is required under the terms hereof, such consent shall not be unreasonably withheld.

31. ESTOPPEL CERTIFICATES: Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: The date this Lease was executed and the date it expires; the date the term commenced and the date Tenant accepted the Premises; the amount of minimum monthly Rent and the date to which such Rent has been paid; and certifying to the extent true: That this Lease is in full force and effect; that all conditions under this Lease to be performed by the Landlord have been satisfied; that there are no claims, defenses or offsets which the Tenant has against the enforcement of this Lease; that no Rent has been paid more than one month in advance; and such other matters as Landlord may reasonably request. Any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or holder of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and to have certified that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Rent has been paid in advance.

32. TRANSFER OF LANDLORD'S INTEREST: In the event of any transfers of Landlord's interest in the Premises or in the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to the transferee.

33. RIGHT TO PERFORM: If Tenant shall fail to pay any sum of money required to be paid by it hereunder of shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section 33 as in the case of default by Tenant in the payment of Rent.

34. QUIET ENJOYMENT: Tenant shall have the right to the peaceable and quiet use and enjoyment of the Premises subject to the provisions of this Lease, as long as Tenant is not in default hereunder.

35.  HAZARDOUS MATERIALS:

     (a) TENANT OBLIGATIONS. Tenant shall not dispose of or otherwise allow the release of any hazardous waste or materials in, on or under the Premises or the Building, or any adjacent property, or in any improvements placed on the Premises. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Premises of any hazardous waste or materials. As used in this Section 35, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any, now or hereafter in effect. Tenant shall promptly comply with all such statutes, regulations, rules and ordinances, and if Tenant fails to so comply Landlord may, after reasonable prior notice to Tenant (except in case of emergency) effect such compliance itself. Tenant shall immediately reimburse Landlord for all costs incurred in effecting such compliance.

     Tenant agrees to indemnify and hold harmless Landlord against any and all losses, liabilities, suits, obligations, fines, damages, judgements, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitation, consultant fees, attorneys' fees and disbursements) which may be imposed on, incurred or paid by, or asserted in connection with (i) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (ii) the acts or omissions of Tenant, or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any hazardous waste or materials.

     (b) LANDLORD OBLIGATIONS. Landlord represents and warrants to Tenant that no hazardous waste or materials have been generated, stored or disposed of on the Premises other than in compliance with all applicable laws. Landlord will hold Tenant harmless from and indemnify Tenant against and from any damage, loss, expenses or liability resulting from any breach of this representation and warranty including all attorneys' fees and costs incurred as a result of or resulting from the release of hazardous waste or materials on the Premises.

36.  GENERAL:

     (a) HEADINGS. Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (b) HEIRS AND ASSIGNS. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

     (c) NO BROKERS. Tenant represents and warrants to Landlord that it has not engaged any broker, except William Albright of Kidder Mathews & Segner, Inc., finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, except William Albright of Kidder Mathews & Segner, Inc., finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. The provisions of this Section 36(c) shall not apply to brokers with whom Landlord has an express written broker agreement.

     (d) ENTIRE AGREEMENT. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

     (e) SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

     (f) OVERDUE PAYMENTS. Any Rent, Additional Rent or other sums payable by Tenant under this Lease which shall not be paid upon the due date thereof, shall bear interest at a rate equal to three percentage points above the prime rate of interest published or announced from time to time by Security Pacific Bank Washington, N.A. or its successor, or, in the absence of an established prime rate, five percentage points over that bank's rate for one year certificates of deposit, but not in excess of the highest lawful rate permitted under applicable laws, calculated from the original due date thereof to the date of payment.

     (g) FORCE MAJEURE. Except for the payment of Rent, Additional Rent or other sums payable by Tenant, time periods for Tenant's or Landlord's performance under any provisions of this Lease shall be extended for periods of time during which Tenant's or Landlord's performance is prevented due to circumstances beyond Tenant's or Landlord's reasonable control.

     (h) RIGHT TO CHANGE PUBLIC SPACES. Landlord shall have the right at any time after the completion of the Building, without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building. Nevertheless, in no event shall Landlord diminish any service, change the arrangement or location of the elevators serving the Premises, make any change which shall diminish the area of the Premises, or make any change which shall change the character of the Building from that of a first-class office building in Bellevue, Washington.

     (i) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the state of Washington.

     (j) BUILDING DIRECTORY. Landlord shall maintain in the lobby of the Building a directory which shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building.

     (k) BUILDING NAME. The Building will be known by such name as Landlord may designate from time to time.

     (l) RECORDATION. Neither Landlord nor Tenant shall record this Lease or any memorandum or short form of this Lease.

     IN WITNESS WHEREOF this Lease has been executed as of the day and year first above set forth.

     LANDLORD: SUNSET OFFICE LIMITED PARTNERSHIP a Washington limited partnership

               By: WRC Sunset Limited Partnership,
               a Washington limited partnership,
               Its General Partner

               By: Wright Runstad Associates Limited Partnership,
               a Washington limited partnership,
               Its General Partner

               By: Wright Runstad & Company,
               a Washington corporation,
               Its General Partner

               By:/s/ H. Jon Runstad

               Its: H. Jon Runstad President and Chief Executive Officer


     TENANT:   VULCAN NORTHWEST, INC.


               By:/s/ William D. Savoy

               Its: PRESIDENT

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

THIS IS TO CERTIFY that on this 30th day of March, 1992, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared H. Jon Runstad, to me known to be the President and CEO, of WRIGHT RUNSTAD & COMPANY, a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership, to me known to be the general partner of WRC SUNSET LIMITED PARTNERSHIP, a limited partnership, to me known to be a general partner of SUNSET OFFICE LIMITED PARTNERSHIP, the Washington limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

                                [NOTARY PUBLIC SEAL]

          /s/ Corliss J. Perdaems

          Notary public in and for the State of Washington, residing at

          Seattle

          My appointment expires March 29, 1996

                        TENANT CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

THIS IS TO CERTIFY that on this 16 day of March, 1992, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared William D. Savoy and ___________________, to me known to be the and President, respectively, of Volcan NW. the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

          /s/ Signature Illegible

          Notary public in and for the state of
          Washington, residing at Kent, WA

          My appointment expires 7-23-94

                                   EXHIBIT A

                           Addendum to Lease between

                       SUNSET OFFICE LIMITED PARTNERSHIP

                                      and

                            VULCAN NORTHWEST, INC.

                            FLOOR PLAN OF PREMISES

                             [FLOOR PLAN OMITTED]

                            Exhibit A - Page 1 of 1

                                   EXHIBIT B

                                      TO

                            SUNSET CORPORATE CAMPUS

                                LEASE AGREEMENT

                              TENANT IMPROVEMENTS

1.   IMPROVEMENTS PROVIDED BY LANDLORD

     Landlord agrees to provide the following improvements in the Premises:

     A. COMPLETED PUBLIC AND/OR CORE AREAS AS OUTLINED IN EXHIBIT A, FINISHED IN ACCORDANCE WITH PLANS AND SPECIFICATIONS FOR THE BUILDING.

          (1) Plumbing: Men's restrooms, women's restrooms, and drinking fountains installed in accordance with the plans and specifications for the Building.

          (2) Electrical: Total electrical service for each floor shall include 43 each 20 ampere, single pole, 120-volt, circuit breakers in the two electrical closets (each 120-volt circuit is rated at 1,600 watts or 9 duplex outlets).

     B. TENANT'S UNIMPROVED AREA AS OUTLINED IN EXHIBIT A SHALL BE COMPLETED AS FOLLOWS:

          (1) Walls: Core walls pre-taped to be finished under tenant improvements. Columns covered with gypsum wallboard ready for tape and paint.

          (2) Floor: Prepared to receive floor covering. Floor loading capacities: 80 pounds per square foot live load; 20 pounds per square foot partition load.

          (3) Mechanical - Primary Cooling Duct Loop: The building standard mechanical system is designed to accommodate heating loads generated by lights and equipment up to 4.2 watts per square foot. If Tenant's design or use of the Premises results in concentrated loads in excess of 2.5 watts per square foot (e.g., data processing areas, conference rooms and machine rooms), then the cost of any additional engineering design and installation of mechanical equipment and/or controls required to handle such excess shall be part of the cost borne by Tenant pursuant to
               Section II of this Exhibit B.

          (4) Mechanical - Secondary System: Supplemental condenser water loop using BAC closed circuit fluid coolers, risers stubbed out at each floor. The system is sized at 15 tons per floor.

          (5) Fire Sprinklers: Primary distribution loop to Tenant's Unimproved Area.

          (6) Ceiling: Building Standard suspended ceiling grid system installed in a 4' x 4' pattern with perimeter angle grid installed.

II.  CONSTRUCTION OF IMPROVEMENTS PAID FOR BY TENANT/REIMBURSED BY LANDLORD

     Design and construction of all improvements in the Premises beyond those listed in Section I of this Exhibit B shall be provided at Tenant's expense. Landlord shall pay the cost of such additional improvements up to an amount equal to $27.00 per usable square foot of "Tenant's Unimproved Area" as outlined on the floor plan(s) in Exhibit A, for a total payment by Landlord of $ 258,039.00. The cost of design and construction of such improvements shall include, but not be limited to: Architectural and engineering design, partitions (including one-half (1/2) of the cost of any public corridor or demising partitions enclosing the Tenant's Unimproved
     Area), doors, door frames, hardware, paint, wall coverings, base, ceilings, lights, mechanical distribution, diffusers, thermostats, sprinkler distribution, sprinkler heads, emergency speakers, fire extinguishers and cabinets, telephone and electrical outlets, light switches, window coverings, floor coverings, all applicable permit fees and sales tax. Reimbursement by Landlord will be made by crediting the amount to be reimbursed against the last payment due from Tenant in accordance with
     Section V(B) of this Exhibit B.

                            Exhibit B - Page 1 of 5

III. BUILDING STANDARD IMPROVEMENTS

     For work done by Landlord's contractors, Landlord shall make available to tenants occupying the Building prior to July 1, 1992, the following Building Standard items at prices which are obtained from subcontractors and which reflect the buying advantage of quantity purchase: blinds (required by Landlord); partitions, ceilings; carpet and base; doors and frames with hardware; lighting fixtures; painting; electrical outlets; telephone outlets; heating, ventilating, and air conditioning distribution and controls; and sprinkler distribution and sprinkler heads.

IV.  DESIGN OF TENANT IMPROVEMENTS

     At Landlord's expense, Tenant shall retain the services of a qualified office planner, approved by Landlord, to prepare the necessary drawings for Basic Plans and supply the information necessary to complete the Working Drawings and Engineering Drawings referred to in Section IV(B) of this Exhibit B for construction of the tenant improvements in Tenant's Unimproved Area. All Tenant's plans shall be subject to approval of Landlord in accordance with Section IV(C) of this Exhibit B.

     Tenant's office planner shall ensure that the work shown on Tenant's plans is compatible with the basic Building plans and that necessary basic Building modifications are included in Tenant's plans. Such modifications shall be subject to the Landlord's approval and the cost thereof shall be paid by Landlord.

     On or before the indicated dates, Tenant shall supply Landlord with one (1) reproducible copy and five (5) black line prints of the following Tenant
     Plans:

     A.   BASIC PLANS DELIVERY DATE: N/A.

          The Basic Plans due on this date shall be signed by Tenant and include:

          Architectural Floor Plans: These shall be fully dimensioned floor plans showing partition layout and identifying each room with a number and each door with a number. The Basic Plans must clearly identify and locate equipment requiring plumbing or other special mechanical systems, area(s) subject to above-normal floor loads, special openings in the floor, and other major or special features.

     B.   WORKING DRAWINGS DELIVERY DATE: March 25, 1992.


          On this date and at Landlord's expense, Tenant's office planner shall produce four (4) sets of Full Working Drawings for construction from the Basic Plans using the Pin Bar System, which system shall be approved by Landlord for compatibility with the other Building drawings. The four (4) sets of Working Drawings due on this date shall be signed by the Tenant and include all items in the Basic Plans referenced in Section IV(A) above plus the following additional information:

          (1) Electrical and Telephone Outlets: Locate all power and telephone requirements: Dimension the position from a corner and give height above concrete slab for all critically located outlets. Identify all dedicated circuits and identify all power outlets greater than 120 volts. For the equipment used in these outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer's name and the manufacturer's model number, and submit a brochure for each piece of equipment. Also identify the manufacturer's name of the telephone system to be used and the power requirements, size, and location of its processing equipment.

          (2) Reflected Ceiling Plan: Lighting layout showing location and type of all Building Standard and special lighting fixtures.

          (3) Furniture Layout: Layout showing furniture location so that Landlord's engineer can review the location of all light fixtures.

          At Landlord's expense, Landlord's engineers shall prepare plumbing, electrical, heating, air conditioning and structural plans ("Engineering Drawings") for Tenant's improvements based on the signed Working Drawings.

                            Exhibit B - Page 2 of 5

     C.   FINAL PLANS REVIEW DATE: March 27, 1992.

          On this date, Tenant's office planner shall deliver to Landlord and Tenant for review and approval four (4) complete sets of Final Plans which will incorporate the Working Drawings referenced in Section IV(B) above, plus the following additional information:

          (1) Millwork Details: These drawings shall be in final form with Tenant's office planner's title block in the lower right hand corner of the drawing, and shall include construction details of all cabinets, paneling, trim, bookcases, and door and jamb details for non-Building Standard doors and jambs.

          (2) Keying Schedules and Hardware Information: This information shall be in final form and include a Keying Schedule indicating which doors are locked and which key(s) open each lock, plus an "X" on the side of the door where the key will be inserted if a keyed door. Complete specifications for all non-Building Standard hardware will also be provided.

          (3) Room Finish and Color Schedule: This information shall be in final form and include locations and specifications for all wall finishes, floor covering and base for each room.

          (4) Construction Notes and Specifications: Complete specifications for every item included except those specified by the Landlord.

     D.   FINAL PLANS DELIVERY DATE: April 2, 1992.


          The four (4) sets of Final Plans approved by Landlord and Tenant and due on this date shall include all the Final Plans referenced in
          Section IV(C) above. Final Plans are to be signed by Tenant and delivered to Landlord by the Final Plans Delivery Date. Landlord shall return one (1) signed set to Tenant for Tenant's records. Landlord will incorporate Engineering Drawings with Tenant's Final Plans for transmittal to the General Contractor.

          Tenant shall be responsible for delays and additional costs in completion of Tenant's work caused by changes made to any of Tenant's Plans after the specified Plan Delivery Date or by delays in delivery of special materials requiring long lead times. Tenant shall further be responsible for such delays as provided in Section 3(b) of the Lease.

V.   CONSTRUCTION OF TENANT IMPROVEMENTS PAID FOR BY TENANT, IF ANY

     A. AUTHORIZATION TO PROCEED. Upon completion of Tenant's Final Plans, Landlord shall provide to Tenant written notice of the price for such improvements and a cost breakdown in sufficient detail that Tenant will be able to make an informed judgement on savings that may be realized from deletions. Within five (5) days of receipt of such notice, Tenant shall give Landlord written authorization to complete the Premises in accordance with such Final Plans. Tenant may in such authorization delete any or all items of extra cost; however, if Landlord deems these changes to be extensive, at its option. Landlord may refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed, Landlord shall not be obligated to commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises and as provided in Section 3(b) of the Lease.

     B. PAYMENTS. Landlord's contractor shall complete Tenant's improvements in accordance with Tenant's approved Final Plans. Tenant shall pay, within ten (10) days after receipt of monthly progress statements from Landlord, the full amount of such progress billing. Tenant may retain an amount equal to five percent (5%) of the estimated cost of such improvements from the last payments due immediately prior to the credit for Landlord's reimbursement. Final billing shall be rendered and payable within ten (10) days after acceptance of the Premises by Tenant in accordance with the terms of the Lease. Retainage pursuant to the terms of this paragraph shall be payable with such final billing. In the event acceptance of the Premises is subject to punchlist items as provided in the Lease, a portion of the retainage equal to the cost to complete each outstanding punchlist item may be retained until such punchlist item is complete.

                            Exhibit B - Page 3 of 5

C. FINAL PLANS AND MODIFICATIONS. If Tenant shall request any change, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information. Landlord shall give Tenant a written price for the cost of engineering and design services to incorporate the change in Tenant's Final Plans. If Tenant approves such price in writing, Landlord shall have such Final Plans changes made and Tenant shall promptly pay Landlord for this cost. Promptly upon completion of such changes in the Final Plans, Landlord shall notify Tenant in writing of the costs, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion. The cost for such changes, whether chargeable or credited to Tenant, shall include a Landlord coordination fee equal to fifteen percent (15%) of the amount of such change, addition or deletion. In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. In accordance with Section 3(b) of the Lease, Tenant shall be responsible for any resulting delay in completion of the Premises due to modification of Final Plans. Tenant shall also be responsible for any demolition work required as a result of the change.

D. IMPROVEMENTS CONSTRUCTED BY TENANT. If any work is to be performed in connection with Tenant improvements on the Premises by Tenant or Tenant's contractor:

     (1) Such work shall proceed upon Landlord's written approval of (i) Tenant's contractor, (ii) public liability and property damage insurance carried by Tenant's contractor (such insurance shall be in combined single limits not less that Five Hundred Thousand Dollars ($500,000) per occurrence and shall name Landlord and Wright Runstad & Company as additional insureds), (iii) detailed plans and specifications for such work, and (iv) amount of general conditions to be paid by Tenant to Landlord for the services still provided by Landlord's contractor.

     (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished for Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

     (3)  [Deleted]

     (4) All work by Tenant or Tenant's contractor shall be scheduled through Landlord.

     (5) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. This will be included in the general conditions of Subsection (1)(iv) above.

     (6) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up.

     (7) Prior to commencement of any work on the Premises by Tenant or Tenant's contractor, Tenant or Tenant's contractor shall enter into an indemnity agreement and a lien priority agreement satisfactory to Landlord indemnifying and holding harmless Landlord and Landlord's contractors for any liability, losses or damages directly or indirectly from lien claims affecting the land, the Building or the Premises arising out of Tenant's or Tenant's contractor's work or that of subcontractors or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

     (8) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises announcing its non-responsibility for the work being performed therein.

                            Exhibit B - Page 4 of 5

E. TENANT'S ENTRY TO PREMISES. Tenant's entry to the Premises for any purpose, including without limitation, inspection or performance of Tenant Construction by Tenant's agents, prior to the Commencement Date as specified in Section 3(a) of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, office planner, licensees, agents, servants, employees, guests, invitees, or visitors.

F. TENANT'S TELEPHONE. Tenant is responsible for Tenant's telephone service. Tenant shall select Tenant's telephone system and shall coordinate its installation with Landlord.

                            Exhibit B - Page 5 of 5

                                   EXHIBIT C

                           Addendum to Lease between

                       SUNSET OFFICE LIMITED PARTNERSHIP

                                      and

                             VULCAN NORTHWEST, INC.

                             ADDITIONAL LEASE TERMS

1.   RENT.

     The base rental rate for the Premises shall be Twenty One Dollars and Fifty Cents ($21.50) per net rentable square foot per annum. Rent shall commence six (6) months following the Commencement Date.

     The total annual base rent (base rental rate per net rentable square foot per year multiplied by net rentable area of the Premises) shall be paid in 12 equal monthly payments and shall be payable in accordance with Section 5 of this Lease. Rent shall be adjusted from time to time pursuant to the terms of Sections 9 and 10 of this Lease.

2.   PARKING.

     Garage Parking. Tenant shall have the right to lease up to thirty-two (32) unassigned parking spaces in the Building garage during the initial and any extended Lease term, as follows:

     A. Tenant shall have the right to lease up to eight (8) unassigned parking spaces in the parking area located directly beneath the Building. The monthly rate during the initial Lease term shall be Thirty-Five Dollars ($35.00) per month per space plus applicable sales tax.

     B. Tenant shall have the right to lease up to twenty-four (24) unassigned parking spaces in the structured below-grade parking adjacent to the Building. The monthly rate during the initial Lease term shall be Twenty Dollars ($20.00) per month per space plus applicable sales tax.

     Surface Lot. Tenant shall have the right to lease up to eleven (11) unassigned parking spaces free of charge on the west surface lot adjacent to the Building during the initial Lease term. In order to accommodate construction of the second building at Sunset Corporate Campus, Landlord may, at Landlord's option, temporarily substitute parking spaces on the east surface lot for spaces on the west surface parking, on a one-for-one basis.

3.   OPTION TO EXTEND LEASE TERM.

     Tenant shall have the right, to be exercised as hereinafter provided, to extend the term of this Lease ("Extension Option") for the entire Premises including any portion added by exercise of the Expansion Option for two (2) successive periods of three (3) and two (2) years respectfully, under the same terms and conditions as in this Lease, provided that:

     A. Tenant shall not be in default in the performance of any term, covenant, or condition herein contained.

     B. The rental rate for each extended term shall be the fair market renewal rate for comparable space in comparably located, first-class office buildings in Bellevue at the commencement of the extended term, provided that such rate shall not be less than the then current rental rate for the leased Premises.

     C. The parking rates shall be the market parking rates, which rates shall be subject to change from time to time as determined by Landlord.

                            Exhibit C - Page 1 of 4

     Notice: Landlord shall notify Tenant in writing at least fourteen (14) months prior to the expiration of the then current Lease term, of the rental rate and parking rate which shall apply to said extended term.

     Tenant's Dispute of Rental Rate: In the event Tenant disputes the rental rate determined by Landlord, and the parties are unable to agree within thirty (30) days of the date Landlord first gave notice of the rental rate for the extended term, then each party shall designate in writing to the other a real estate appraiser in King County, Washington, with an M.A.I. designation and familiar with real estate and rental values of first-class office buildings in Bellevue, Washington. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the rental rate. The appraiser(s) shall be directed to determine the then fair market renewal rate including Section 10, "Costs of Operations and Real Estate Taxes," of the Premises. Each appraiser shall be compensated by the party designating it.

     In the event such appraisers are unable to agree, or the matter is not otherwise resolved within thirty (30) days after the designations have been made, the appraisers shall have an additional ten (10) days within which to agree upon a third appraiser with the same qualifications and having the additional qualification that he or she has not previously acted in any capacity for either party. If they have not agreed within said ten-day period as to a third appraiser, then either Landlord or Tenant may apply to the then Presiding Judge of the Superior Court of the State of Washington in and for the County of King, for the appointment of such third appraiser, which appraiser shall have the qualifications as specified above for such third appraiser. The third appraiser shall be compensated in equal shares by the parties.

     The three appraisers shall each provide their appraisal of the rental rate within one hundred and twenty (120) days of the date Landlord first gave notice of the rental rate for the extended term. The three appraisals shall be added together and their total divided by three, with the resulting quotient being the rental rate for the extended term subject to the following adjustment: If the low appraisal and/or the high appraisal is more than 10% lower or higher than the middle appraisal, the low and/or high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two. If both the low and the high appraisal are disregarded, the middle appraisal shall be the rental rate for the extended term. After the rental rate for the extended term has been set as provided in this Section, the appraisers shall immediately notify the parties of the rental rate.

     Exercise: Tenant shall exercise the Extension Option by written notice to Landlord no later than nine (9) months prior to expiration of the then current Lease term. If Tenant does not so exercise the Extension Option, the Lease shall expire at the end of the current Lease term.

4.   OPTION TO EXPAND.

     Tenant shall have one (1) option to expand ("Expansion Option") as provided herein.

     A. EXPANSION SPACE: A single portion of the same floor as the Premises, contiguous to and north of the Premises in a clockwise direction, of not less than 6,200 net rentable square feet and not more than 10,000 net rentable square feet.

     B. EFFECTIVE DATE: A date no later than six (6) months after the Commencement Date.

     C. RATE: The rental rate for the expansion space shall be the same as Tenant's rental rate for the existing Premises.

     D. IMPROVEMENTS: Landlord shall provide, at Landlord's cost, tenant improvements consistent with those provided for the initial Premises, but not to exceed $27.00 per usable square foot.

     E. EXERCISE: Tenant shall exercise the Expansion Option by notice to Landlord in writing, setting forth the location, square footage and effective date for such expansion space. Failure by Tenant to exercise the Expansion Option by the Effective Date stated herein shall cause such Option to expire.

                            Exhibit C - Page 2 of 4

     F. PARKING: Tenant shall have the right to lease an additional four (4) unassigned parking spaces per 1,000 rentable square feet of expansion space rounded up to the nearest whole space, approximately 75% of which shall be underground spaces and 25% of which shall be surface spaces. The monthly rate shall be as stated in Section 2 and 3(C) of this Exhibit C.

5.   RIGHT OF FIRST OFFER.

     During the term of this Lease and any renewals thereof, Tenant shall have a right of first offer on all available space on the same floor as the Premises. Prior to leasing such space to any other party, Landlord shall first notify Tenant. Within ten (10) business days after receipt of such notice, Tenant shall give Landlord written notice of its acceptance of the offer to lease such space upon the same term, conditions (including tenant improvements) and rental rate as set forth in this Lease. If, within such ten (10) business days, Tenant shall either fail to give such notice or give notice of its rejection of the offer, Landlord may, without further notice to Tenant, lease such space. If Tenant shall lease space under this right of first offer, and less than four (4) years remain on the Lease term, then Tenant shall pay the costs of unamortized tenant improvements at the end of the Lease term.

6.   ASSIGNMENT AND SUBLETTING.

     Notwithstanding anything in Section 17, "Assignment and Subletting," of the Lease hereto:

     A. Tenant shall be permitted to sublease or assign all or any portion of its Premises during the Lease term to any tenant whose tenancy and use of the Premises is consistent with Class A office space.

     B. Any sublease or assignment of the Lease by Tenant shall not relieve Tenant of any liability under this Lease.

     C. Tenant shall be permitted to sublease or assign all or any portion of the Premises during the Lease term to any affiliate of Tenant.

7.   ROOFTOP INSTALLATIONS.

     Tenant shall have the right to install communications equipment (including satellite dish(es)) on the roof of the Building, up to Tenant's pro rata share of currently unimproved rooftop space, and in no event less than 3,000 square feet, so long as such installation, size, bulk and location meet all applicable building construction and other codes and governmental laws and regulations. Tenant shall also operate and maintain such equipment in accordance with all applicable laws and regulations so as not to cause interference with any other radio, computer, telephone or telephone transmitting or receiving facilities or other transmitting or receiving facilities regardless of whether such are located on the Premises or Building or elsewhere.

     Tenant agrees that it will not penetrate or cause to be penetrated the roof membrane of the Building at any time or in any way in connection with the installation, operation, maintenance or removal of said equipment except for necessary bolting of equipment. All work which involves penetration of the roof membrane shall be done only after ten (10) days written notice to Landlord and in cooperation with Landlord and Landlord's roofing contractor.

     Tenant shall pay all costs associated with such installation. There shall be no additional rental charge beyond that specified in Section 1 of Exhibit C hereto associated with such rooftop installation during the Lease term.

                            Exhibit C - Page 3 of 4

8.   SECURITY SYSTEM.

     The Building shall have a "Cardkey" security system which will require the use of a card for after-hours access to the Building and garage. The security system shall provide lock-off of floors and Tenant's suite at such hours and days as Tenant shall designate to Landlord. A printout of use of specified cards and/or card readers shall be available to Tenant upon request. Such printout will show card number, name of person to whom card has been assigned, reader accessed, and time and date of reader transaction.

9.   AMENITIES.

     Amenities described in proposal submitted by Wright Runstad & Company, dated February 13, 1992, shall be completed and available for Tenant's use with Wright Runstad & Company's development of Sunset Corporate Campus.

                            Exhibit C - Page 4 of 4

                                   EXHIBIT D

                           Addendum to Lease between

                        OBAYASHI CORPORATION (LANDLORD)

                                      and

                         STARWAVE CORPORATION (TENANT)

                          DEFINITION OF AREAS A AND B

I. Upon completion of the final space plan, Landlord and Tenant shall designate those offices or areas in the Premises Added by Lease Amendment No. 3 which shall be initially occupied, and which shall total not less than 5,528 net rentable square feet, and which shall be collectively referred to as Area A.

II. Upon completion of the final space plan, Landlord and Tenant shall designate those offices or areas in the Premises Added by Lease Amendment No. 3 for which Rent shall commence no later than June 1, 1995 (or earlier for any portion of such offices or areas that is fully occupied), and which shall total not more than 3,912 net rentable square feet, ("Space Pockets"), and which shall be collectively referred to as Area B.

        Space Plan Showing Area A and Designated Space Pockets (Area B)

               (to be inserted in this Exhibit D upon completion)

                             Exhibit D, Page 1 of 1

                                    CONSENT
                                    -------

Landlord hereby executes this agreement for the purpose of evidencing its consent to the Assignment set forth herein.

Dated this 2nd day of September, 1993.

LANDLORD: Sunset Office Limited Partnership a Washington limited partnership

          By:  WRC Sunset Limited Partnership
               a Washington limited partnership,
               Its General Partner

               By: Wright Runstad Associates Limited Partnership, a Washington limited partnership
                    Its General Partner

                    By:  Wright Runstad & Company
                         a Washington corporation,
                         Its General Partner

                         By: /s/ Jon F. Nordby
                         Its: Exec. Vice President

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

THIS IS TO CERTIFY that on this 30th day of September, 1993, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Jon F. Nordby, to me known to be the Executive Vice President of WRIGHT RUNSTAD & COMPANY, a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership, to me known to be the general partner of WRC SUNSET LIMITED PARTNERSHIP, a limited partnership, to me known to be a general partner of SUNSET OFFICE LIMITED PARTNERSHIP, the Washington limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

                     /s/ Judith K. Hoyle signature

                         JUDITH K. HOYLE printed name

                         Notary public in and for the State of Washington, residing at Seattle

                         My appointment expires  11-6-95

                                   - 1 of 1 -

                                    CONSENT
                                    -------

Landlord hereby executes this agreement for the purpose of evidencing its consent to the Assignment set forth herein.

Dated this 2nd day of September, 1993.

LANDLORD: Sunset Office Limited Partnership a Washington limited partnership

          By:  WRC Sunset Limited Partnership
               a Washington limited partnership,
               Its General Partner

               By: Wright Runstad Associates Limited Partnership, a Washington limited partnership
                    Its General Partner

                    By:  Wright Runstad & Company
                         a Washington corporation,
                         Its General Partner

                         By:  /s/ Jon F. Nordby
                         Its: Exec. Vice President

STATE OF WASHINGTON )
                ) ss.
COUNTY OF KING )

THIS IS TO CERTIFY that on this 30th day of September, 1993, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Jon F. Nordby, to me known to be the Executive Vice President of WRIGHT RUNSTAD & COMPANY, a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership, to me known to be the general partner of WRC SUNSET LIMITED PARTNERSHIP, a limited partnership, to me known to be a general partner of SUNSET OFFICE LIMITED PARTNERSHIP, the Washington limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

           /s/ Judith K. Hoyle signature

               JUDITH K. HOYLE printed name

               Notary public in and for the State of Washington, residing at Seattle

               My appointment expires  11-6-95

                                   - 1 of 1 -

                             LEASE AMENDMENT NO. 1

This Amendment No. 1 is to that certain Lease Agreement dated March 4, 1992 between SUNSET OFFICE LIMITED PARTNERSHIP, a Washington limited partnership ("Landlord") and VULCAN NORTHWEST, INC., a Washington corporation ("Tenant"), covering space on the fourth floor of Sunset Corporate Campus, Building 1, 13810 SE Eastgate Way, Bellevue, Washington. The terms used herein shall have the same meaning as set forth in the Lease except as otherwise specified.

As parties hereto, Landlord and Tenant hereby agree to further amend the Lease as follows:

     Section 1(c) of the Lease "Rentable Area of the Premises" shall be amended to read:

          "10,156 NET RENTABLE SQUARE FEET."

     Section 1(e) of the Lease "Commencement Date" shall be amended to read:

          "JUNE 8, 1992."

     Section 1(k) of the Lease "Exhibits" shall be amended by the addition of:

          "EXHIBIT A-1 - FINAL FLOOR PLAN OF THE PREMISES"

     Exhibit A to the Lease shall be replaced by Exhibit A-1, attached hereto.

     Exhibit C to the Lease, Section 2 "Parking," shall be amended to read:

          "GARAGE PARKING: TENANT SHALL HAVE THE RIGHT TO LEASE UP TO THIRTY-ONE
          (31) UNASSIGNED PARKING SPACES IN THE BUILDING GARAGE DURING THE INITIAL AND ANY EXTENDED LEASE TERM, AS FOLLOWS:

          A. "TENANT SHALL HAVE THE RIGHT TO LEASE UP TO EIGHT (8) UNASSIGNED PARKING SPACES IN THE PARKING AREA LOCATED DIRECTLY BENEATH THE BUILDING. THE MONTHLY RATE DURING THE INITIAL LEASE TERM SHALL BE THIRTY-FIVE DOLLARS ($35.00) PER MONTH PER SPACE PLUS APPLICABLE SALES TAX.

          B. "TENANT SHALL HAVE THE RIGHT TO LEASE UP TO TWENTY-THREE (23) UNASSIGNED PARKING SPACES IN THE STRUCTURED BELOW-GRADE PARKING ADJACENT TO THE BUILDING. THE MONTHLY RATE DURING THE INITIAL LEASE TERM SHALL BE TWENTY DOLLARS ($20.00) PER MONTH PER SPACE PLUS APPLICABLE SALES TAX.

     "SURFACE LOT: TENANT SHALL HAVE THE RIGHT TO LEASE UP TO TEN (10)

     UNASSIGNED PARKING SPACES FREE OF CHARGE ON THE WEST SURFACE LOT ADJACENT TO THE BUILDING DURING THE INITIAL LEASE TERM. IN ORDER TO ACCOMMODATE CONSTRUCTION OF THE SECOND BUILDING AT SUNSET CORPORATE CAMPUS, LANDLORD MAY, AT LANDLORD'S OPTION, TEMPORARILY SUBSTITUTE PARKING SPACES ON THE EAST SURFACE LOT FOR SPACES ON THE WEST SURFACE LOT, ON A ONE-FOR-ONE BASIS."

All other terms and conditions of the original Lease shall remain in effect and be applicable to the above Amendment.

This Amendment is effective June 8, 1992.

Dated this 21st day of August, 1992.

     LANDLORD: SUNSET OFFICE LIMITED PARTNERSHIP a Washington limited partnership

               By:  WRC Sunset Limited Partnership
                    a Washington limited partnership,
                    Its General Partner

                    By: Wright Runstad Associates Limited Partnership, a Washington limited partnership
                         Its General Partner

                         By:  Wright Runstad & Company
                              a Washington corporation,
                              Its General Partner

                              By:   /s/ H. Jon Runstad

                              Its:  H. Jon Runstad
                                    President and
                                    Chief Executive Officer

     TENANT:                  VULCAN NORTHWEST, INC.

                              By:/s/ William D. Savoy

                              Its: PRESIDENT

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

THIS IS TO CERTIFY that on this 10th day of September, 1992, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared H Jon Runstad, to me known to be the President and Chief Executive Officer of WRIGHT RUNSTAD & COMPANY, a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership, to me known to be the general partner of WRC SUNSET LIMITED PARTNERSHIP, a limited partnership, to me known to be a general partner of SUNSET OFFICE LIMITED PARTNERSHIP, the Washington limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

                        /s/ Judith K. Hoyle

                        JUDITH K. HOYLE

                        Notary public in and for the State of Washington, residing at Seattle

                        My appointment expires  11-6-95

                        TENANT CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

THIS IS TO CERTIFY that on this 27 day of AUGUST, 1992, before me, the undersigned, a notary public in and for the state of WASHINGTON, duly commissioned and sworn, personally appeared WILLIAM D. SAVOY, to me known to be the PRESIDENT of VULCAN NORTHWEST, the corporation that executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal the day and year in this certificate first above written.

                             [NOTARY PUBLIC SEAL]

                         /s/ Sheila R. Christel

                         Notary public in and for the State of WASH, residing at BELLEVUE

                         My appointment expires  AUGUST 19, 1996

                                  EXHIBIT A-1

                           Addendum to Lease between

                       SUNSET OFFICE LIMITED PARTNERSHIP

                                      and

                            VULCAN NORTHWEST, INC.

                          FLOOR PLAN OF THE PREMISES

                             [FLOOR PLAN OMITTED]

                           Exhibit A-1, Page 1 of 1

                             LEASE AMENDMENT NO.2

This Amendment No. 2 is to that certain Lease Agreement dated March 4, 1992 ("Lease") as amended June 8, 1992, between SUNSET OFFICE LIMITED PARTNERSHIP, a Washington limited partnership ("Landlord") and VULCAN NORTHWEST, INC., a Washington corporation ("Tenant"), covering space on the fourth floor of Sunset Corporate Campus, Building 1, 13820 S.E. Eastgate Way, Bellevue, Washington. The terms used herein shall have the same meaning as set forth in the Lease except as otherwise specified.

As parties hereto, Landlord and Tenant hereby agree to further amend the Lease as follows:

     Section 1(c) of the Lease "Rentable Area of the Premises" shall be amended to read:

          "29,973 NET RENTABLE SQUARE FEET, WHICH CONSISTS OF 10,156 ORIGINALLY OCCUPIED NET RENTABLE SQUARE FEET ("ORIGINAL PREMISES") AND 19,817 ADDITIONAL NET RENTABLE SQUARE FEET ("FIRST ADDITION")."

     Section 1(k) of the Lease "Exhibits" shall be amended by the addition of:

          "EXHIBIT A-2 - FLOOR PLAN OF ORIGINAL PREMISES AND FIRST ADDITION"

          "EXHIBIT B-3 - TENANT IMPROVEMENTS FOR FIRST ADDITION"

     Section 10(a) of the Lease "Additional Rent" shall be amended to read:

          "EFFECTIVE UPON EXECUTION OF THIS AMENDMENT NO. 2, TENANT SHALL PAY AS ADDITIONAL RENT ITS PRO RATA SHARE OF INCREASES IN OPERATING COSTS AND TAXES IN EXCESS OF $5.75 PER NET RENTABLE SQUARE FOOT ("BASE AMOUNT") FOR THE RENTABLE AREA OF THE PREMISES".

     Section 1 of Exhibit C to the Lease, "Rent," shall be amended to read:

          "THE BASE RENTAL RATE FOR THE PREMISES SHALL BE TWENTY ONE DOLLARS AND FIFTY CENTS ($21.50) PER NET RENTABLE SQUARE FOOT PER ANNUM, EXCEPT DURING THAT PERIOD FROM COMMENCEMENT OF OCCUPANCY OF ANY PORTION OF THE FIRST ADDITION THROUGH DECEMBER 31, 1993, THE BASE RENTAL RATE FOR THE ENTIRE FIRST ADDITION SHALL BE THIRTEEN DOLLARS AND SEVENTY-FIVE CENTS ($13.75) PER NET RENTABLE SQUARE FOOT PER ANNUM. EFFECTIVE JANUARY 1, 1994, THE BASE RENTAL RATE FOR THE FIRST ADDITION SHALL REVERT TO TWENTY ONE DOLLARS AND FIFTY CENTS ($21.50) PER NET RENTABLE SQUARE FOOT PER ANNUM.

          "RENT FOR THE ORIGINAL PREMISES SHALL COMMENCE SIX (6) MONTHS FOLLOWING THE COMMENCEMENT DATE. RENT FOR THE ENTIRE FIRST ADDITION SHALL COMMENCE UPON OCCUPANCY OF ANY PORTION OF THE FIRST ADDITION. SUCH COMMENCEMENT OF OCCUPANCY OF THE FIRST ADDITION SHALL TAKE PLACE UPON COMPLETION OF TENANT IMPROVEMENTS EXCEPTING PUNCH LIST ITEMS. TENANT AND LANDLORD SHALL USE THEIR BEST EFFORTS TO ENSURE THAT THIS COMMENCEMENT OF OCCUPANCY IS ON OR BEFORE NOVEMBER 1, 1993. TENANT SHALL BE RESPONSIBLE FOR DELAYS IN COMPLETION IF SAID DELAYS WERE CAUSED BY TENANT OR TENANT'S AGENTS.

     "THE TOTAL ANNUAL BASE RENT (BASE RENTAL RATE PER NET RENTABLE SQUARE FOOT PER YEAR MULTIPLIED BY NET RENTABLE AREA OF THE PREMISES) SHALL BE PAID IN 12 EQUAL MONTHLY PAYMENTS AND SHALL BE PAYABLE IN ACCORDANCE WITH SECTION 5 OF THIS LEASE. RENT SHALL BE ADJUSTED FROM TIME TO TIME PURSUANT TO THE TERMS OF SECTIONS 9 AND 10 OF THIS LEASE."

Section 2 of Exhibit C to the Lease, "Parking," shall be amended to read:

     "GARAGE PARKING. UPON COMMENCEMENT OF OCCUPANCY OF THE FIRST ADDITION, TENANT SHALL HAVE THE RIGHT TO LEASE UP TO A TOTAL OF NINETY (90) UNASSIGNED PARKING SPACES IN THE BUILDING GARAGE DURING THE INITIAL AND ANY EXTENDED LEASE TERM, AS FOLLOWS:

     "A. TENANT SHALL HAVE THE RIGHT TO LEASE UP TO TWENTY-THREE (23) UNASSIGNED PARKING SPACES IN THE PARKING AREA LOCATED DIRECTLY BELOW THE BUILDING.

     "THE MONTHLY PARKING RATES DURING THE NEXT SIX MONTHS SHALL BE SEVENTEEN DOLLARS AND FIFTY CENTS ($17.50) PER MONTH PER SPACE PLUS APPLICABLE SALES TAX FOR ALL SUCH TENANT SPACES, AND SHALL THEREAFTER BE THIRTY-FIVE DOLLARS ($35.00) PER MONTH PER SPACE PLUS APPLICABLE SALES TAX FOR ALL SUCH TENANT SPACES.

     "B. TENANT SHALL HAVE THE RIGHT TO LEASE UP TO A TOTAL OF SIXTY-SEVEN (67) UNASSIGNED PARKING SPACES IN THE STRUCTURED BELOW-GRADE PARKING ADJACENT TO THE BUILDING.

     "THE MONTHLY PARKING RATES DURING THE NEXT SIX MONTHS SHALL BE TEN DOLLARS ($10.00) PER MONTH PER SPACE PLUS APPLICABLE SALES TAX FOR ALL SUCH TENANT SPACES, AND SHALL THEREAFTER BE TWENTY DOLLARS ($20.00) PER MONTH PER SPACE PLUS APPLICABLE SALES TAX FOR ALL SUCH TENANT SPACES.

     "SURFACE LOT. UPON COMMENCEMENT OF OCCUPANCY OF THE FIRST ADDITION, TENANT SHALL HAVE THE RIGHT TO LEASE UP TO A TOTAL OF THIRTY (30) UNASSIGNED PARKING SPACES FREE OF CHARGE ON THE WEST SURFACE LOT ADJACENT TO THE BUILDING DURING THE INITIAL LEASE TERM. IN ORDER TO ACCOMMODATE CONSTRUCTION OF THE SECOND BUILDING AT SUNSET CORPORATE CAMPUS, LANDLORD MAY, AT LANDLORD'S OPTION, TEMPORARILY SUBSTITUTE PARKING SPACES ON THE EAST SURFACE LOT FOR SPACES ON THE WEST SURFACE PARKING LOT, ON A ONE-FOR-ONE BASIS."

Section 4 of Exhibit C to the Lease, "Option to Expand," shall be deleted.

Section 5 of Exhibit C to the Lease, "Right of First Offer," shall be amended to read:

     "DURING THE TERM OF THIS LEASE AND ANY RENEWALS THEREOF, TENANT SHALL HAVE A RIGHT OF FIRST OFFER ON APPROXIMATELY 11,000 NET RENTABLE SQUARE FEET OF SPACE ON THE SECOND FLOOR. UPON PROPOSING SUCH SPACE TO AN INTERESTED PARTY LANDLORD SHALL NOTIFY TENANT IN WRITING. WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF SUCH NOTICE, TENANT SHALL GIVE LANDLORD WRITTEN NOTICE OF ITS ACCEPTANCE OF THE OFFER TO LEASE SUCH SPACE UPON THE FOLLOWING TERMS AND CONDITIONS:

"A. PREVIOUSLY UNIMPROVED SPACE LEASED BY TENANT IN THE ABOVE METHOD DURING MONTHS ONE THROUGH TWELVE COMMENCING UPON THE EXECUTION OF THIS AMENDMENT NO. 2, SHALL BE LEASED AT TWENTY-ONE DOLLARS AND FIFTY CENTS ($21.50) PER NET RENTABLE SQUARE FOOT PER ANNUM AND PURSUANT TO THE SAME FIVE DOLLAR AND SEVENTY-FIVE CENT ($5.75) BASE AMOUNT AS PER AMENDED SECTION 10(A) OF THE LEASE.

"B. PREVIOUSLY UNIMPROVED SPACE LEASED BY TENANT IN THE ABOVE METHOD DURING MONTHS THIRTEEN THROUGH TWENTY-FOUR COMMENCING UPON THE EXECUTION OF THIS AMENDMENT NO. 2, SHALL BE LEASED AT TWENTY-TWO DOLLARS AND FIFTY CENTS ($22.50) PER NET RENTABLE SQUARE FOOT PER ANNUM AND PURSUANT TO THE SAME FIVE DOLLAR AND SEVENTY-FIVE CENT ($5.75) BASE AMOUNT AS PER AMENDED SECTION 10(A) OF THE LEASE.

"C. THE TENANT IMPROVEMENT ALLOWANCE SHALL BE THIRTY-ONE DOLLARS FOR FIRST ADDITION AND/OR OTHER SPACES LEASED BY TENANT UNDER EXHIBIT C, SECTION 5(A) AND/OR (B) ABOVE AND SUCH ALLOWANCE SHALL INCLUDE FOUR DOLLARS ($4.00) OF ITEMS DONE EARLY PER EXHIBIT B-3, SECTION I.

"IF TENANT DOES NOT EXTEND LEASE TERM PURSUANT TO EXHIBIT C, SECTION 3, THEN TENANT SHALL, ON OR BEFORE THE EXPIRATION DATE, REIMBURSE LANDLORD THE UNAMORTIZED PORTION OF COST OF TENANT IMPROVEMENTS PROVIDED TENANT PURSUANT TO THIS EXHIBIT C, SECTION 5(C) AND (D) IF APPLICABLE. CALCULATIONS SHALL BE BASED UPON A SIXTY (60) MONTH AMORTIZATION SCHEDULE, WITH EIGHT AND ONE HALF PERCENT (8 1/2%) INTEREST PER ANNUM COMPOUNDED MONTHLY FROM THE COMMENCEMENT OF OCCUPANCY OF THE FIRST ADDITION AND/OR FROM THE COMMENCEMENT OF OCCUPANCY OF THE ADDITIONAL SPACE LEASED UNDER EXHIBIT C, SECTION 5(A) AND/OR (B) ABOVE.

"D. REGARDLESS OF WHEN IT IS LEASED BY TENANT, PREVIOUSLY IMPROVED SPACE LEASED BY TENANT, AND/OR PREVIOUSLY UNIMPROVED SPACE LEASED BY TENANT BY RIGHT OF FIRST OFFER AFTER MONTH TWENTY-FOUR ABOVE, SHALL BE LEASED AT THE PREVAILING FAIR MARKET RENTAL AND TENANT IMPROVEMENT RATES FOR COMPARABLE EXPANSION SPACE IN COMPARABLE BUILDINGS IN THE AREA AT THE TIME THE EXPANSION SPACE IS LEASED, BUT SUCH RENTAL RATE SHALL NOT BE LESS THAN THE WEIGHTED AVERAGE OF THE BASE FACE RENTAL RATE OF THE TENANT'S SPACE THEN UNDER LEASE (I.E., WEIGHTED AVERAGE
CALCULATION:

     10,156 NET RENTABLE SQUARE FEET TIMES    $21.50  $218,354.00
     19,817 NET RENTABLE SQUARE FEET TIMES    $21.50   426,065.50
     5,000 NET RENTABLE SQUARE FEET TIMES     $22.50   112,500.00
                                              ------  -----------
     34,973 NET RENTABLE SQUARE FEET TOTAL            $756,919.50

     $756,919.50 DIVIDED BY 34,973 NET RENTABLE SQUARE FEET EQUALS A WEIGHTED AVERAGE OF $21.64).

"IF WITHIN SUCH FIVE (5) BUSINESS DAYS, TENANT SHALL EITHER FAIL TO GIVE SUCH NOTICE OR GIVE NOTICE OF ITS REJECTION OF THE OFFER, LANDLORD MAY, WITHOUT FURTHER NOTICE TO TENANT, LEASE SUCH SPACE TO OTHER INTERESTED PARTIES."

Section 10 of Exhibit C to the Lease, "Right of Second Offer," shall be added as follows:

     "DURING THE TERM OF THIS LEASE AND ANY RENEWALS THEREOF, TENANT SHALL HAVE A RIGHT OF SECOND OFFER ON APPROXIMATELY 9,000 NET RENTABLE SQUARE FEET OF SPACE ON THE THIRD FLOOR. UPON PROPOSING SUCH SPACE TO AN INTERESTED PARTY LANDLORD SHALL NOTIFY TENANT IN WRITING. WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF SUCH NOTICE, TENANT SHALL GIVE LANDLORD WRITTEN NOTICE OF ITS ACCEPTANCE OF THE OFFER TO LEASE SUCH SPACE UPON THE FOLLOWING TERMS AND CONDITIONS:

     "A. PREVIOUSLY UNIMPROVED SPACE LEASED BY TENANT IN THE ABOVE METHOD DURING MONTHS ONE THROUGH TWELVE COMMENCING UPON THE EXECUTION OF THIS AMENDMENT NO. 2, SHALL BE LEASED AT TWENTY-ONE DOLLARS AND FIFTY CENTS ($21.50) PER NET RENTABLE SQUARE FOOT PER ANNUM AND PURSUANT TO THE SAME FIVE DOLLAR AND SEVENTY-FIVE CENT ($5.75) BASE AMOUNT AS PER AMENDED
     SECTION 10(A) OF THE LEASE.

     "B. PREVIOUSLY UNIMPROVED SPACE LEASED BY TENANT IN THE ABOVE METHOD DURING MONTHS THIRTEEN THROUGH TWENTY-FOUR COMMENCING UPON THE EXECUTION OF THIS AMENDMENT NO.2, SHALL BE LEASED AT TWENTY-TWO DOLLARS AND FIFTY CENTS ($22.50) PER NET RENTABLE SQUARE FOOT PER ANNUM AND PURSUANT TO THE SAME FIVE DOLLAR AND SEVENTY-FIVE CENT ($5.75) BASE AMOUNT AS PER AMENDED
     SECTION 10(A) OF THE LEASE.

     "C. THE TENANT IMPROVEMENT ALLOWANCE SHALL BE THIRTY-ONE DOLLARS FOR FIRST ADDITION AND/OR OTHER SPACES LEASED BY TENANT UNDER EXHIBIT C, SECTION 10(A) AND/OR (B) ABOVE AND SUCH ALLOWANCE SHALL INCLUDE FOUR DOLLARS ($4.00) OF ITEMS DONE EARLY PER EXHIBIT B-3, SECTION I.

     "IF TENANT DOES NOT EXTEND LEASE TERM PURSUANT TO EXHIBIT C, SECTION 3, THEN TENANT SHALL, ON OR BEFORE THE EXPIRATION DATE, REIMBURSE LANDLORD THE UNAMORTIZED PORTION OF COST OF TENANT IMPROVEMENTS PROVIDED TENANT PURSUANT TO THIS EXHIBIT C, SECTION 10(C) AND (D) IF APPLICABLE. CALCULATIONS SHALL BE BASED UPON A SIXTY (60) MONTH AMORTIZATION SCHEDULE, WITH EIGHT AND ONE HALF PERCENT (8 1/2%) INTEREST PER ANNUM COMPOUNDED MONTHLY FROM THE COMMENCEMENT OF OCCUPANCY OF THE FIRST ADDITION AND/OR FROM THE COMMENCEMENT OF OCCUPANCY OF THE ADDITIONAL SPACE LEASED UNDER EXHIBIT C,
     SECTION 10(A) AND/OR (B) ABOVE.

     "D. REGARDLESS OF WHEN IT IS LEASED BY TENANT, PREVIOUSLY IMPROVED SPACE LEASED BY TENANT, AND/OR PREVIOUSLY UNIMPROVED SPACE LEASED BY TENANT BY RIGHT OF SECOND OFFER AFTER MONTH TWENTY-FOUR ABOVE, SHALL BE LEASED AT THE PREVAILING FAIR MARKET RENTAL AND TENANT IMPROVEMENT RATES FOR COMPARABLE EXPANSION SPACE IN COMPARABLE BUILDINGS IN THE AREA AT THE TIME THE EXPANSION SPACE IS LEASED, BUT SUCH RENTAL RATE SHALL NOT BE LESS THAN THE WEIGHTED AVERAGE OF THE BASE FACE RENTAL RATE OF THE TENANT'S SPACE THEN UNDER LEASE (I.E., WEIGHTED AVERAGE CALCULATION:

          10,156 net rentable square feet times    $21.50  $218,354.00
          19,817 net rentable square feet times    $21.50   426,065.50
          5,000 net rentable square feet times     $22.50   112,500.00
                                                   ------  -----------
          34,973 net rentable square feet total            $756,919.50

          $756,919.50 DIVIDED BY 34,973 NET RENTABLE SQUARE FEET EQUALS A WEIGHTED AVERAGE OF $21.64).

          "IF WITHIN SUCH FIVE (5) BUSINESS DAYS, TENANT SHALL EITHER FAIL TO GIVE SUCH NOTICE OR GIVE NOTICE OF ITS REJECTION OF THE OFFER, LANDLORD MAY, WITHOUT FURTHER NOTICE TO TENANT, LEASE SUCH SPACE TO OTHER INTERESTED PARTIES."

     Section 11 of Exhibit C to the Lease, "Early Occupancy," shall be added as follows:

          "LANDLORD WILL USE ITS BEST EFFORT TO PREPARE A NEW PERMANENT LOCATION FOR THE MANAGEMENT OFFICE AND MOVE OUT OF THE CURRENT SPACE (1,777 NET RENTABLE SQUARE FEET) IN AN EXPEDIENT MANNER. OPON COMPLETION OF LANDLORD'S RELOCATION TENANT MAY OCCUPY THE VACATED MANAGEMENT OFFICE AT A RENTAL RATE OF $13.75 PER NET RENTABLE SQUARE FOOT PER ANNUM. SUCH EARLY OCCUPANCY OF THE VACATED MANAGEMENT OFFICE SHALL NOT EFFECT THE DETERMINATION OF THE OFFICIAL OCCUPANCY DATE FOR THE FIRST ADDITION."

All other terms and conditions of the original Lease as amended by Amendment No. 1 shall remain in effect and be applicable to the above Amendment.

This Amendment is effective August 4, 1993

LANDLORD: SUNSET OFFICE LIMITED PARTNERSHIP, a Washington limited partnership

               By:  WRC Sunset Limited Partnership,
                    a Washington limited partnership, Its General Partner

                    By:  Wright Runstad Associates Limited Partnership,
                         a Washington limited partnership, Its General Partner

                    By:  Wright Runstad & Company,
                         a Washington corporation, Its General Partner

                    By:/s/ H. Jon Runstad

                    Its  H. Jon Runstad
                         President and
                         Chief Executive Officer

     TENANT:   VULCAN NORTHWEST, INC.

               By:/s/ William D. Sevoy

               Its: President

                            LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

THIS IS TO CERTIFY that on this 20th day of August, 1993, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared H. Jon Runstad, to me known to be the President and CEO, of WRIGHT RUNSTAD & COMPANY, a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership, to me known to be the general partner of WRC SUNSET LIMITED PARTNERSHIP, a limited partnership, to me known to be a general partner of SUNSET OFFICE LIMITED PARTNERSHIP, the Washington limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                             [NOTARY PUBLIC SEAL]

                           /S/ Corliss J Perdaems signed

                           Corliss J Perdaems printed

                           Notary public in and for the state of Washington, residing at Seattle

                           My appointment expires   3/29/96



                           TENANT CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

THIS IS TO CERTIFY that on this 5th day of August, 1993, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared William D. Savoy and _____________________, to me known to be the President and ______________, respectively, of Vulcan NW LLC corporation, the that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                           /s/ Sue Milestone signed

                           Sue Milestone printed

                           Notary public in and for the state of Washington, residing at Renton WA

                           My appointment expires  1-29-97

                                  EXHIBIT A-2

                           ADDENDUM TO LEASE BETWEEN

                       SUNSET OFFICE LIMITED PARTNERSHIP

                                      AND

                            VULCAN NORTHWEST, INC.

              FLOOR PLAN OF ORIGINAL PREMISES AND FIRST ADDITION

                             [FLOOR PLAN OMITTED]

                            EXHIBIT A-2 PAGE 1 OF 1

                             LEASE AMENDMENT NO.3

This Amendment No. 3 is to that certain Lease Agreement dated March 4, 1992, as amended by Lease Amendment No. 1 dated August 21, 1992, as amended by Lease Amendment No. 2 dated August 4, 1993, and assigned to STARWAVE CORPORATION by Lease Assignment and Assumption Agreement dated August 31, 1993 ("Lease"), between SUNSET OFFICE LIMITED PARTNERSHIP, a Washington limited partnership, whose interest under the Lease has been assigned to OBAYASHI CORPORATION, a Japan corporation ("Landlord"), and VULCAN NORTHWEST, INC., a Washington corporation ("Tenant"), covering space on the fourth floor of Sunset Corporate Campus, Building 1, 13810 S.E. Eastgate Way, Bellevue, Washington. The terms used herein shall have the same meaning as set forth in the Lease except as otherwise specified.

As parties hereto, Landlord and Tenant hereby agree to further amend the Lease as follows:

     Section 1(b) of the Lease "Premises" shall be amended to read:

          "CONSISTING OF THE AREA ON THE THIRD AND FOURTH FLOOR(S) OF THE
          BUILDING,...."

     Section 1(c) of the Lease "Rentable Area of the Premises" shall be amended to read:

          "39,413 NET RENTABLE SQUARE FEET."

     Section 1(j) of the Lease "Notice Addresses" shall be amended to read:

          "LANDLORD: OBAYASHI CORPORATION

               C/O WRIGHT RUNSTAD & COMPANY

               13810 S.E. EASTGATE WAY, SUITE 180

               BELLEVUE, WASHINGTON 98005"

     Section 1(k) of the Lease "Exhibits" shall be amended by the addition of:

          "EXHIBIT A3 - FLOOR PLAN OF PREMISES ADDED BY LEASE AMENDMENT NO.3

          EXHIBIT B4 - TENANT IMPROVEMENTS FOR PREMISES ADDED BY LEASE AMENDMENT NO. 3

          EXHIBIT D - DEFINITION OF AREAS A AND B"

     Section 2 of the Lease "Premises" shall be amended to read:

          "LANDLORD DOES HEREBY LEASE TO TENANT, AND TENANT DOES HEREBY LEASE
          FROM

          LANDLORD, UPON THE TERMS AND CONDITIONS SET FORTH, THE PREMISES DESCRIBED IN

          SECTION 1(B) HEREOF AS SHOWN ON EXHIBIT A-2 AND EXHIBIT A3 ATTACHED HERETO..."

Exhibit C, Section 1 to the Lease "Rent" shall be amended by the addition of a new paragraph:

RENT FOR THE PREMISES ON THE THIRD FLOOR OF THE BUILDING
--------------------------------------------------------

     THE BASE RENTAL RATE FOR AREAS A AND B AS SHOWN ON EXHIBIT D SHALL BE TWENTY ONE DOLLARS AND FIFTY CENTS ($21.50) PER NET RENTABLE SQUARE FOOT PER ANNUM.

     THE TOTAL ANNUAL BASE RENT (BASE RENTAL RATE PER NET RENTABLE SQUARE FOOT PER YEAR MULTIPLIED BY NET RENTABLE AREA OF THE PREMISES) SHALL BE PAID IN 12 EQUAL MONTHLY PAYMENTS AND SHALL BE PAYABLE IN ACCORDANCE WITH SECTION 5 OF THIS LEASE. RENT SHALL BE ADJUSTED FROM TIME TO TIME PURSUANT TO THE TERMS OF SECTIONS 9 AND 10 OF THIS LEASE.

     Area of Premises Initially Occupied ("Area A") as shown on Exhibit D:
     ---------------------------------------------------------------------

     NET RENTABLE AREA: APPROXIMATELY 5,528 NET RENTABLE SQUARE FEET.

     RENT COMMENCEMENT DATE: RENT SHALL COMMENCE UPON OCCUPANCY, BUT IN NO EVENT LATER THAN JANUARY 31, 1995.

     Area of Premises Not Initially Occupied ("Area B") as shown on Exhibit D:
     -------------------------------------------------------------------------

     NET RENTABLE AREA: APPROXIMATELY 3,912 NET RENTABLE SQUARE FEET.

     RENT COMMENCEMENT DATE: RENT SHALL COMMENCE FOR ANY PORTION OF AREA B UPON FULL OCCUPANCY OF THE PORTION, BUT IN NO EVENT SHALL RENT FOR AREA B COMMENCE LATER THAN JUNE 1, 1995."

Exhibit C, Section 2 to the Lease "Parking: Garage Parking" shall be amended to read:

     "GARAGE PARKING. UPON COMMENCEMENT OF OCCUPANCY OF THE PREMISES ADDED BY LEASE


     AMENDMENT NO. 3, TENANT SHALL HAVE THE RIGHT TO LEASE UP TO A TOTAL OF ONE HUNDRED TWENTY-EIGHT (128) UNASSIGNED PARKING SPACES IN THE BUILDING GARAGE DURING THE INITIAL AND ANY EXTENDED LEASE TERM AS FOLLOWS:

     A. TENANT SHALL HAVE THE RIGHT TO LEASE UP TO A TOTAL OF TWENTY-THREE (23) UNASSIGNED PARKING SPACES IN THE PARKING AREA LOCATED DIRECTLY BELOW THE BUILDING. THE MONTHLY RATE FOR SUCH SPACES SHALL BE THIRTY-FIVE DOLLARS ($35.00) PER MONTH PER SPACE PLUS APPLICABLE SALES TAX. SUCH RATE IS SUBJECT TO CHANGE FROM TIME TO TIME AS DETERMINED BY LANDLORD.

     B.  TENANT SHALL HAVE THE RIGHT TO LEASE UP TO A TOTAL OF ONE HUNDRED FIVE
     (105) UNASSIGNED PARKING SPACES IN THE STRUCTURED BELOW-GRADE PARKING ADJACENT TO THE BUILDING. THE MONTHLY RATE FOR SUCH SPACES SHALL BE TWENTY DOLLARS ($20.00) PER MONTH PER SPACE PLUS APPLICABLE SALES TAX. SUCH RATE IS SUBJECT TO CHANGE FROM TIME TO TIME AS DETERMINED BY LANDLORD.

Exhibit C, Section 10 to the Lease "Right of Second Offer" shall be deleted.

Exhibit C to the Lease shall be amended by the addition of a new section,
Section 12 "Tenant Improvement Allowance for Premises Added by Lease Amendment No. 3:"

     "LANDLORD SHALL PROVIDE TENANT A TENANT IMPROVEMENT ALLOWANCE IN ACCORDANCE WITH EXHIBIT B4, SECTION II., PARAGRAPH B. ATTACHED HERETO."

All other terms and conditions of the original Lease shall remain in effect and be applicable to the above Amendment.

This Amendment is effective January 1, 1995.

Dated this 30th day of October, 1994.

LANDLORD: OBAYASHI CORPORATION

               By: /s/ Yukio Kanai

               Its: Attorney-in Fact

TENANT:   STARWAVE CORPORATION

               By: /s/ Curt Blake

               Its: V.P., Business & Legal

                            LANDLORD ACKNOWLEDGEMENT

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )

On November 2, 1994, before me, MARGARET LYNN TARCZYNSKI a Notary in and for said State, personally appeared YUKIO KANAI, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                             [NOTARY PUBLIC SEAL]

                    /s/ Margaret Lynn Tarczynski

                    Notary Public in and for said State


                        TENANT CORPORATE ACKNOWLEDGEMENT

STATE OF Washington )
                    ) ss.
COUNTY OF King      )

THIS IS TO CERTIFY that on this 31st day of October, 1994, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Curt D. Blake, to me known to be the Vice President, Business & Legal Affairs of Starwave Corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal the day and year in this certificate first above written.

                             [NOTARY PUBLIC SEAL]

               /s/ Janell L. Jennen signature

               Janell L. Jennen printed name

               Notary public in and for the State of Washington,

               residing at Maple Valley, WA

               My appointment expires  2/28/98

                                   EXHIBIT A

                           Addendum to Lease between

                        OBAYASHI CORPORATION (LANDLORD)

                                      and

                         STARWAVE CORPORATION (TENANT)

             FLOOR PLAN OF PREMISES ADDED BY LEASE AMENDMENT NO.3

                                    FLOOR 3

                        9,440 Net Rentable Square Feet

                             [FLOOR PLAN OMITTED]

                            Exhibit A3, Page 1 of 1

                                  EXHIBIT B-3

                                      TO

                            SUNSET CORPORATE CAMPUS

                                LEASE AGREEMENT

                    TENANT IMPROVEMENTS FOR FIRST ADDITION

I.   IMPROVEMENTS PROVIDED BY LANDLORD

     Landlord agrees to provide the following improvements in the First Addition

     A. Completed Public and/or Core Areas as outlined in Exhibit A-2, finished in accordance with plans and specifications for the Building.

          (1) Plumbing: Men's restrooms, women's restrooms, and drinking fountains installed in accordance with the plans and specifications for the Building.

          (2) Electrical: Total electrical service for each floor shall include two electrical closets, each with 38, 20-ampere, single-pole, 120-volt circuits.

     B. Tenant's Unimproved Area as outlined in Exhibit A-2 has been completed as outlined in items (1) through (6) below:

          (1) Walls: Core walls pre-taped to be finished under tenant improvements. Columns and perimeter walls covered with gypsum wallboard ready for tape and paint.

          (2) Floor: Prepared to receive carpet. Floor loading capacities: 80 pounds per square foot live load; 20 pounds per square foot partition load.

          (3) Mechanical - Primary System: Includes cooling duct distribution loop installed through terminal VAV boxes and thermostats in ceiling plenum for building standard layout and quantities. The building standard mechanical system is designed to accommodate heating loads generated by lights (1.7 watts per square foot) and electrical equipment (2.5 watts per square foot) up to 4.2 watts per square foot. If Tenant's design or use of the First Addition results in concentrated electrical loads in excess of 2.5 watts per square foot (e.g., data processing areas, conference rooms and machine rooms) and/or Tenant's design or use of the First Addition extends beyond Normal Business Hours, then the cost of any additional engineering design and installation of mechanical equipment and/or controls required to handle such excess shall be part of the cost borne by Tenant pursuant to Section II of this Exhibit B-3.

          (4) Mechanical - Secondary System: Supplemental condenser water loop using closed circuit fluid coolers, risers stubbed out at each floor. The system is sized at 15 tons per floor and shall be allocated at 1/2 ton per each 1,000 square feet of Tenant's Unimproved Area.

          (5) Plumbing: Three waste and vent risers to accommodate waste from sinks and dishwashers.

          (6) Fire Sprinklers: Primary distribution loop with turned-down finished heads to minimum code required. Building standard layout and quantities on each floor.

          (7) Electrical: Electrical conduit and junction boxes distributed throughout using building standard layout and quantities.

          (8) Ceiling: Building standard suspended ceiling grid system installed in a 4' x 4' pattern.

          The value of the tenant improvements portion of the work itemized in this Section I.B. is $4.00 per square foot of Tenant's Unimproved Area.

                            Exhibit B-3 Page 1 of 5

II.  OTHER TENANT IMPROVEMENTS AND LANDLORD'S ALLOWANCE

     A. Design and construction of all improvements in the First Addition beyond those listed in Section I of this Exhibit B-3 shall be provided at Tenant's cost and shall include, but not be limited to: Any modifications and/or additions to the tenant improvements itemized in
          Section I.B. above, architectural and engineering design, partitions (including one-half (1/2) the cost of any public corridor or demising partition enclosing the Tenant's Unimproved Area), doors, door frames, hardware, paint, wall coverings, base, ceilings, lights, mechanical distribution, diffusers, thermostats, sprinkler distribution, sprinkler heads, emergency speakers, fire extinguishers and cabinets, telephone and electrical outlets, light switches, window coverings, floor coverings, all applicable permit fees and sales tax.

     B. In addition to the cost for improvements constructed during shell and core as specified in Section I.B. above, Landlord shall provide Tenant a tenant improvement allowance of up to $ 27.00 per square foot of Tenant's Unimproved Area to be credited against the cost of improvements provided pursuant to Section II.A. of this Exhibit B-3. Landlord's reimbursement will be made by crediting the amount to be reimbursed against the last payment due from Tenant in accordance with
          Section IV.B. of this Exhibit B-3.

III. DESIGN OF TENANT IMPROVEMENTS

     At Landlord's expense Tenant shall retain the services of a qualified office planner, approved by Landlord, to prepare the necessary drawings for Basic Plans and supply the information necessary to complete the Working Drawings and Engineering Drawings referred to in Section III.B. of this Exhibit B-3 for construction of the tenant improvements in Tenant's Unimproved Area. All Tenant's plans shall be subject to approval of Landlord in accordance with Section III.C. of this Exhibit B-3.

     Tenant's office planner shall ensure that the work shown on Tenant's plans is compatible with the basic Building plans and that necessary basic Building modifications are included in Tenant's plans. Such modifications shall be subject to the Landlord's approval.

     On or before the indicated dates, Tenant shall supply Landlord with one (1) reproducible copy and five (5) black line prints of the following Tenant
     Plans:

     Final Space Plans Date: 8/6/93

     A.   BASIC PLANS DELIVERY DATE:  8/11/93

          The Basic Plans due on this date shall be signed by Tenant and include:

          Architectural Floor Plans: These shall be fully dimensioned floor plans showing partition layout and identifying each room with a number and each door with a number. The Basic Plans must clearly identify and locate equipment requiring plumbing or other special mechanical systems, area(s) subject to above-normal floor loads, special openings in the floor, and other major or special features.

     B.   WORKING DRAWINGS DELIVERY DATE:  8/16/93.

          On this date, Tenant's office planner shall produce four (4) sets of Full Working Drawings for construction from the Basic Plans using the Pin Bar System, which system shall be approved by Landlord for compatibility with the other Building drawings. The four (4) sets of Working Drawings due on this date shall be signed by the Tenant and include all items in the Basic Plans referenced in Section III.A. above plus the following additional information:

                            Exhibit B-3 Page 2 of 5

     (1) Electrical and Telephone Outlets: Locate all power and telephone requirements: Dimension the position from a corner and give height above concrete slab for all critically located outlets. Identify all dedicated circuits and identify all power outlets greater than 120 volts. For the equipment used in these outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer's name and the manufacturer's model number, and submit a brochure for each piece of equipment. Also identify the manufacturer's name of the telephone system to be used and the power requirements, size, and location of its processing equipment.

     (2) Reflected Ceiling Plan: Lighting layout showing location and type of all Building Standard and special lighting fixtures.

     (3) Furniture Layout: Layout showing furniture location so that Landlord's engineer can review the location of all light fixtures.

     Landlord's engineers shall prepare plumbing, electrical, heating, air conditioning and structural plans ("Engineering Drawings") for Tenant's improvements based on the signed Working Drawings.

C.   FINAL PLANS REVIEW DATE:  8/18/93.

     On this date, Tenant's office planner shall deliver to Landlord and Tenant for review and approval four (4) complete sets of Final Plans which will incorporate the Working Drawings referenced in Section III.B. above, plus the following additional information:

     (1) Millwork Details: These drawings shall be in final form with Tenant's office planner's title block in the lower right hand corner of the drawing, and shall include construction details of all cabinets, paneling, trim, bookcases, and door and jamb details for non-Building Standard doors and jambs.

     (2) Keying Schedules and Hardware Information: This information shall be in final form and include a Keying Schedule indicating which doors are locked and which key(s) open each lock, plus an "X" on the side of the door where the key will be inserted if a keyed door. Complete specifications for all non-Building Standard hardware will also be provided.

     (3) Room Finish and Color Schedule: This information shall be in final form and include locations and specifications for all wall finishes, floor covering and base for each room.

     (4) Construction Notes and Specifications: Complete specifications for every item included except those specified by the Landlord.

D.   FINAL PLANS DELIVERY DATE:  8/20/93.

     The four (4) sets of Final Plans approved by Landlord and Tenant and due on this date shall include all the Final Plans referenced in Section III.C. above. Final Plans are to be signed by Tenant and delivered to Landlord by the Final Plans Delivery Date. Landlord shall return one (1) signed set to Tenant for Tenant's records. Landlord will incorporate Engineering Drawings with Tenant's Final Plans for transmittal to the General Contractor.

     Tenant shall be responsible for delays and additional costs in completion of Tenant's work caused by changes made to any of Tenant's Plans after the specified Plan Delivery Date or by delays in delivery of special materials requiring long lead times. Tenant shall further be responsible for such delays as provided in Section 3(b) of the Lease.

                            Exhibit B-3 Page 3 of 5

IV.  CONSTRUCTION OF TENANT IMPROVEMENTS

     A. AUTHORIZATION TO PROCEED. Upon completion of Tenant's Final Plans and at the request of Tenant, Landlord shall provide to Tenant written notice of the price for improvements beyond those listed in Section I of this Exhibit B-3. Within five (5) days of receipt of such notice, Tenant shall give Landlord written authorization to complete the First Addition in accordance with such Final Plans. Tenant may in such authorization delete any or all items of extra cost; however, if Landlord deems these changes to be extensive, at its option, Landlord may refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed, Landlord shall not be obligated to commence work on the First Addition and Tenant shall be responsible for any costs due to any resulting delay in completion of the First Addition and as provided in Section 3(b) of the Lease.

     B. PAYMENTS. Landlord's contractor shall complete Tenant's improvements in accordance with Tenant's approved Final Plans. Within ten (10) days after receipt of monthly progress statements from Landlord, Tenant shall pay the full amount off such progress billings, for all improvements beyond those listed in Section I of this Exhibit B-3. Tenant may retain an amount equal to five percent (5%) of the estimated cost of such improvements from the last payments due immediately prior to the credit for Landlord's reimbursement. Final billing shall be rendered and payable within ten (10) days after acceptance of the First Addition by Tenant in accordance with the terms of the Lease. Retainage pursuant to the terms of this paragraph shall be payable with such final billing. In the event acceptance of the First Addition is subject to punchlist items as provided in the Lease, a portion of the retainage equal to the cost to complete each outstanding punchlist item may be retained until such punchlist item is complete.

     C. FINAL PLANS AND MODIFICATIONS. If Tenant shall request any change, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information. Landlord shall give Tenant a written price for the cost of engineering and design services to incorporate the change in Tenant's Final Plans. If Tenant approves such price in writing, Landlord shall have such Final Plans changes made and Tenant shall promptly pay Landlord for this cost. Promptly upon completion of such changes in the Final Plans, Landlord shall notify Tenant in writing of the costs, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion. The cost for such changes, whether chargeable or credited to Tenant, shall include a Landlord coordination fee equal to fifteen percent (15%) of the amount of such charge, addition or deletion. In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. In accordance with Section 3(b) of the Lease, Tenant shall be responsible for any resulting delay in completion of the First Addition due to modification of Final Plans. Tenant shall also be responsible for any demolition work required as a result of the change.

     D. IMPROVEMENTS CONSTRUCTED BY TENANT. If any work is to be performed in connection with Tenant improvements on the First Addition by Tenant or Tenant's contractor:

          (1) Such work shall proceed upon Landlord's written approval of (i) Tenant's contractor, (ii) public liability and property damage insurance carried by Tenant's contractor (such insurance shall be in combined single limits not less that Five Hundred Thousand Dollars ($500,000) per occurrence and shall name Landlord and Wright Runstad & Company as additional insureds), (iii) detailed plans and specifications for such work, and (iv) amount of general conditions to be paid by Tenant to Landlord for the services still provided by Landlord's contractor.

                            Exhibit B-3 Page 4 of 5

          (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished for Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

          (3) All work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

          (4) All work by Tenant or Tenant's contractor shall be scheduled through Landlord.

          (5) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. This will be included in the general conditions of Subsection (1)(iv) above.

          (6) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up.

          (7) Prior to commencement of any work on the Premises by Tenant or Tenant's contractor, Tenant or Tenant's contractor shall enter into an indemnity agreement and a lien priority agreement satisfactory to Landlord indemnifying and holding harmless Landlord and Landlord's contractors for any liability, losses or damages directly or indirectly from lien claims affecting the land, the Building or the First Addition arising out of Tenant's or Tenant's contractor's work or that of subcontractors or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

          (8) Landlord shall have the right to post a notice or notices in conspicuous places in or about the First Addition announcing its non-responsibility for the work being performed therein.

     E. TENANT'S ENTRY TO FIRST ADDITION. Tenant's entry to the First Addition for any purpose, including without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the Commencement Date as specified in Section 3(a) of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, office planner, licensees, agents, servants, employees, guests, invitees, or visitors.

     F. TENANT'S TELEPHONE. Tenant is responsible for Tenant's telephone service. Tenant shall select Tenant's telephone system and shall coordinate its installation with Landlord.

TENANT AND LANDLORD SHALL USE THEIR BEST EFFORTS TO ENSURE THAT THIS COMMENCEMENT OF OCCUPANCY IS ON OR BEFORE NOVEMBER 1, 1993, THEREFORE, THE DEADLINES FOR PLANS PER THIS EXHIBIT B-3 AND SUBSEQUENT PROJECTED DEADLINES FOR THE ACCOMPLISHMENT OF THE ENGINEERING, BIDDING PROCEDURE, AND AWARD OF BID ARE SIGNIFICANT TO THAT END:

     BIDS DUE FROM CONTRACTORS AT CLOSE OF BUSINESS:  SEPTEMBER 2, 1993.
     BID ANALYSIS AND AWARD:                          SEPTEMBER 3, 1993.
     START OF CONSTRUCTION:                           SEPTEMBER 6, 1993.
     CONSTRUCTION PERIOD:                             EIGHT WEEKS
     COMMENCEMENT OF OCCUPANCY:                       NOVEMBER 1, 1993.

TENANT SHALL BE RESPONSIBLE FOR DELAYS IN COMPLETION IF SAID DELAYS WERE CAUSED BY TENANT OR TENANT'S AGENTS.

                            Exhibit B-3 Page 5 of 5

                             LEASE AMENDMENT NO. 4

This Amendment No. 4 is to that certain Lease Agreement dated March 4, 1992 as amended by Lease Amendment No. 1 dated August 21, 1992, as amended by Lease Amendment No. 2 dated August 4, 1993, and assigned to STARWAVE CORPORATION by Lease Assignment and Assumption Agreement dated August 31, 1993, as amended by Lease Amendment No. 3 dated October 30, 1994 ("Lease"), between SUNSET OFFICE LIMITED PARTNERSHIP, a Washington limited partnership, whose interest under the Lease has been assigned to OBAYASHI CORPORATION, a Japan corporation ("Landlord"), and VULCAN NORTHWEST, a Washington corporation ("Tenant"), covering space on the third and fourth floors of Sunset Corporate Campus, Building I, 13810 S.E. Eastgate Way, Bellevue, Washington. The terms used herein shall have the same meaning as set forth in the Lease except as otherwise specified.

As parties hereto, Landlord and Tenant hereby agree to further amend the Lease as follows:

     Section 1(b) of the Lease "Premises" shall be amended to read:

          "CONSISTING OF THE AREA ON THE THIRD, FOURTH AND FIFTH FLOORS OF THE BUILDING, AS OUTLINED ON THE FLOOR PLANS ATTACHED HERETO AS EXHIBIT A THROUGH EXHIBIT A5, INCLUDING TENANT IMPROVEMENTS, IF ANY, AS DESCRIBED IN EXHIBIT B THROUGH EXHIBIT B5 ATTACHED HERETO."

     Section 1(c) of the Lease "Rentable Area of the Premises" shall be amended to read:

          "12,855 NET RENTABLE SQUARE FEET ON THE THIRD FLOOR; 29,973 NET RENTABLE SQUARE FEET ON THE FOURTH FLOOR; AND 16,244 NET RENTABLE SQUARE FEET ON THE FIFTH FLOOR FOR A TOTAL OF 59,072 NET RENTABLE SQUARE FEET, OF WHICH 2,455 NET RENTABLE SQUARE FEET ON THE THIRD FLOOR AND 16,244 NET RENTABLE SQUARE FEET ON THE FIFTH FLOOR ARE SUBJECT TO EXHIBIT C, SECTION 13 OF THIS LEASE, "CONTINGENCIES" (A NEW SECTION ADDED BY THIS LEASE AMENDMENT NO. 4)."

     Section 1(f) of the Lease "Expiration Date" shall be amended to read:

          "PREMISES ON FLOOR 3:  MAY 31, 2001
           PREMISES ON FLOOR 4:   MAY 31, 2000.
           PREMISES ON FLOOR 5:   MAY 31, 2001."

     Section 1(k) of the Lease "Exhibits" shall be amended by the addition of:

     "EXHIBIT A4 - REVISED FLOOR PLAN OF PREMISES ON THE THIRD FLOOR OF THE
      BUILDING
     "EXHIBIT A5 - FLOOR PLAN OF PREMISES ON THE FIFTH FLOOR OF THE BUILDING
      EXHIBIT B5 - ADDITIONAL TENANT IMPROVEMENTS PROVIDED FOR IN LEASE AMENDMENT NO. 4"

Section 10(a) of the Lease "Costs of Operations and Real Estate Taxes, Additional Rent" shall be amended to read:

     "COMMENCING JUNE 8, 1992 AND CONTINUING THROUGH AUGUST 3, 1993, TENANT SHALL PAY AS ADDITIONAL RENT ITS PRO RATA SHARE OF INCREASES IN OPERATING COSTS AND TAXES IN EXCESS OF $5.00 PER RENTABLE SQUARE FOOT ("BASE AMOUNT").

     "COMMENCING AUGUST 4, 1993 AND CONTINUING THROUGH MAY 31, 1997, TENANT SHALL PAY AS ADDITIONAL RENT ITS PRO RATA SHARE OF INCREASES IN OPERATING COSTS AND TAXES IN EXCESS OF $5.75 PER RENTABLE SQUARE FOOT ("BASE AMOUNT")

     "COMMENCING JUNE 1, 1997 AND CONTINUING THROUGH THE EXPIRATION DATE OF THIS LEASE, TENANT SHALL PAY AS ADDITIONAL RENT ITS PRORATA SHARE OF INCREASES IN OPERATING COSTS AND TAXES IN EXCESS OF THE ACTUAL OPERATING COSTS ALLOCABLE TO THE PREMISES IN CALENDAR YEAR 1997 ("BASE AMOUNT")."

     Section 16(a) of the Lease "Insurance" shall be amended to read:

     "(A) LIABILITY INSURANCE. TENANT SHALL, THROUGHOUT THE TERM OF THIS LEASE AND ANY RENEWAL HEREOF, AT ITS OWN EXPENSE, KEEP AND MAINTAIN IN FULL FORCE AND EFFECT, A POLICY OF COMMERCIAL GENERAL LIABILITY (OCCURRENCE FORM) INSURANCE, INCLUDING CONTRACTUAL LIABILITY INSURING TENANT'S ACTIVITIES UPON, IN OR ABOUT THE PREMISES OR THE BUILDING AGAINST CLAIMS OF BODILY INJURY OR DEATH OR PROPERTY DAMAGE OR LOSS WITH A COMBINED SINGLE LIMIT OF NOT LESS THAN THREE MILLION DOLLARS ($3,000,000) PER OCCURRENCE AND FIVE MILLION DOLLARS ($5,000,000) IN THE AGGREGATE. LANDLORD AND WRIGHT RUNSTAD & COMPANY SHALL BE ADDITIONAL INSUREDS."

The Lease shall be amended by the addition of a new Section, Section 37, "Telecommunications Lines and Equipment:"

37. TELECOMMUNICATIONS LINES AND EQUIPMENT

     "(A)  LOCATION OF TENANT'S EQUIPMENT AND LANDLORD CONSENT:

      (I) TENANT MAY INSTALL, MAINTAIN, REPLACE, REMOVE AND USE COMMUNICATIONS OR COMPUTER WIRES, CABLES AND RELATED DEVICES (COLLECTIVELY, THE "LINES") AT THE BUILDING IN OR SERVING THE PREMISES, ONLY WITH LANDLORD'S PRIOR WRITTEN CONSENT, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD AFTER CONSIDERATION OF, BUT NOT LIMITED TO, THE FACTORS IN (II) BELOW. TENANT SHALL LOCATE ALL ELECTRONIC TELECOMMUNICATIONS EQUIPMENT WITHIN THE PREMISES. ANY REQUEST FOR CONSENT SHALL CONTAIN DETAILED PLANS, DRAWINGS AND SPECIFICATIONS IDENTIFYING ALL WORK TO BE PERFORMED, THE TIME SCHEDULE FOR COMPLETION OF THE WORK, THE IDENTITY OF THE ENTITY THAT WILL PROVIDE SERVICE TO THE LINES AND THE IDENTITY OF THE ENTITY THAT WILL PERFORM THE PROPOSED WORK (WHICH ENTITY SHALL BE SUBJECT TO LANDLORD'S APPROVAL). LANDLORD SHALL HAVE A REASONABLE TIME IN WHICH TO EVALUATE THE REQUEST AFTER IT IS SUBMITTED BY TENANT.

(II) WITHOUT IN ANY WAY LIMITING LANDLORD'S RIGHT TO WITHHOLD ITS CONSENT, LANDLORD MAY CONSIDER THE FOLLOWING FACTORS, AMONG OTHERS, IN MAKING ITS
       DETERMINATION: (A) THE EXPERIENCE, QUALIFICATIONS AND PRIOR WORK PRACTICE OF THE PROPOSED CONTRACTOR AND ITS ABILITY TO PROVIDE SUFFICIENT INSURANCE COVERAGE FOR ITS WORK AT THE BUILDING; (B) WHETHER OR NOT THE PROPOSED WORK WILL INTERFERE WITH THE USE OF ANY THEN EXISTING LINES AT THE BUILDING; (C) WHETHER OR NOT AN ACCEPTABLE NUMBER OF SPARE LINES AND SPACE FOR ADDITIONAL LINES SHALL BE MAINTAINED FOR EXISTING AND FUTURE OCCUPANTS OF THE BUILDING; (D) A REQUIREMENT THAT TENANT REMOVE EXISTING ABANDONED LINES LOCATED IN OR SERVICING THE PREMISES, AS A CONDITION TO PERMITTING THE INSTALLATION OF NEW LINES; (E) WHETHER OR NOT TENANT IS IN DEFAULT OF ANY OF ITS OBLIGATIONS UNDER THE LEASE; (F) WHETHER THE PROPOSED WORK OR RESULTING LINES WILL IMPOSE NEW OBLIGATIONS ON LANDLORD, EXPOSE LANDLORD TO LIABILITY OF ANY NATURE OR DESCRIPTION, INCREASE LANDLORD'S INSURANCE PREMIUMS FOR THE BUILDING, CREATE LIABILITIES FOR WHICH LANDLORD IS UNABLE TO OBTAIN INSURANCE PROTECTION OR IMPERIL LANDLORD'S INSURANCE COVERAGE; (G) WHETHER TENANT'S PROPOSED SERVICE PROVIDER IS WILLING TO PAY REASONABLE MONETARY COMPENSATION FOR THE USE AND OCCUPATION OF THE BUILDING; AND (H) WHETHER THE WORK OR RESULTING LINES WOULD ADVERSELY AFFECT THE LAND, BUILDING OR ANY SPACE IN THE BUILDING IN ANY MANNER.

(III) LANDLORD'S APPROVAL OF, OR REQUIREMENTS CONCERNING, THE LINES OR ANY EQUIPMENT RELATED THERETO, THE PLANS, SPECIFICATIONS OR DESIGNS RELATED THERETO, THE CONTRACTOR OR SUBCONTRACTOR, OR THE WORK PERFORMED HEREUNDER, SHALL NOT BE DEEMED A WARRANTY AS TO THE ADEQUACY THEREOF, AND LANDLORD HEREBY DISCLAIMS ANY RESPONSIBILITY OR LIABILITY FOR THE SAME. LANDLORD DISCLAIMS ALL RESPONSIBILITY FOR THE CONDITION OR UTILITY OF THE INTRA-BUILDING NETWORK CABLING ("INC") AND MAKES NO REPRESENTATION REGARDING THE SUITABILITY OF THE INC FOR TENANT'S INTENDED USE.

(IV) IF LANDLORD CONSENTS TO TENANT'S PROPOSAL, TENANT SHALL (A) PAY ALL COSTS IN CONNECTION THEREWITH (INCLUDING ALL COSTS RELATED TO NEW LINES); (B) COMPLY WITH ALL REQUIREMENTS AND CONDITIONS OF THIS SECTION; (C) USE, MAINTAIN AND OPERATE THE LINES AND RELATED EQUIPMENT IN ACCORDANCE WITH AND SUBJECT TO ALL LAWS GOVERNING THE LINES AND EQUIPMENT. TENANT SHALL FURTHER INSURE THAT (I) TENANT'S CONTRACTOR COMPLIES WITH THE PROVISIONS OF THIS SECTION AND LANDLORD'S REASONABLE REQUIREMENTS GOVERNING ANY WORK PERFORMED; (II) TENANT'S CONTRACTOR PROVIDES ALL INSURANCE REQUIRED BY LANDLORD; (III) ANY WORK PERFORMED SHALL COMPLY WITH ALL LAWS; AND (IV) AS SOON AS THE WORK IN COMPLETED, TENANT SHALL SUBMIT "AS-BUILT" DRAWINGS TO LANDLORD.

(V) LANDLORD RESERVES THE RIGHT TO REQUIRE THAT TENANT REMOVE ANY LINES LOCATED IN OR SERVING THE PREMISES WHICH ARE INSTALLED IN VIOLATION OF THESE PROVISIONS, OR WHICH ARE AT ANY TIME IN VIOLATION OF ANY LAWS OR PRESENT A DANGEROUS OR POTENTIALLY DANGEROUS CONDITION (WHETHER SUCH LINES WERE INSTALLED BY TENANT OR ANY OTHER PARTY), WITHIN THREE (3) DAYS AFTER WRITTEN NOTICE SPECIFYING THE CONDITION, PROVIDED THAT TENANT DOES NOT FIRST CURE THE CONDITION WITHIN FIVE (5) DAYS AFTER SUCH NOTICE.

(B)    LANDLORD'S RIGHTS:

       LANDLORD MAY (BUT SHALL NOT HAVE THE OBLIGATION TO):

(I)    INSTALL NEW LINES AT THE BUILDING;

(II)   CREATE ADDITIONAL SPACE FOR LINES AT THE BUILDING; AND

(III) DIRECT, MONITOR AND/OR SUPERVISE THE INSTALLATION, MAINTENANCE, REPLACEMENT AND REMOVAL OF, THE ALLOCATION AND PERIODIC RE-ALLOCATION OF AVAILABLE SPACE (IF ANY) FOR, AND THE ALLOCATION OF EXCESS CAPACITY (IF
       ANY) ON, ANY LINES NOW

OR HEREAFTER INSTALLED AT THE BUILDING BY LANDLORD, TENANT OR ANY OTHER PARTY (BUT LANDLORD SHALL HAVE NO RIGHT TO MONITOR OR CONTROL THE INFORMATION TRANSMITTED THROUGH SUCH LINES) PROVIDED SUCH ACTIVITY BY LANDLORD DOES NOT DISRUPT OR OTHERWISE INTERFERE WITH TENANT'S ABILITY TO CONDUCT ITS BUSINESS.

 (C) INDEMNIFICATION:

     IN ADDITION TO ANY OTHER INDEMNIFICATION OBLIGATIONS UNDER THE LEASE, TENANT SHALL INDEMNIFY AND HOLD HARMLESS LANDLORD AND ITS EMPLOYEES, AGENTS, OFFICERS, AND CONTRACTORS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS OR EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR IN ANY WAY RELATED TO THE ACTS AND OMISSIONS OF TENANT, TENANT'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, CONTRACTORS, SUBCONTRACTORS, SUBTENANTS, AND INVITEES WITH RESPECT TO: (I) ANY LINES OR EQUIPMENT RELATED THERETO SERVING TENANT IN THE BUILDING; (II) ANY PERSONAL INJURY (INCLUDING WRONGFUL DEATH) OR PROPERTY DAMAGE ARISING OUT OF OR RELATED TO ANY LINES OR EQUIPMENT RELATED THERETO SERVING TENANT IN THE BUILDING; (III) ANY LAWSUIT BROUGHT OR THREATENED, SETTLEMENT REACHED, OR GOVERNMENTAL ORDER, FINE OR PENALTY RELATING TO SUCH LINES OR EQUIPMENT RELATED THERETO; AND
     (IV) ANY VIOLATIONS OR LAWS OR DEMANDS OF GOVERNMENTAL AUTHORITIES, OR ANY REASONABLE POLICIES OR REQUIREMENT OF LANDLORD, WHICH ARE BASED UPON OR IN ANY WAY RELATED TO SUCH LINES OR EQUIPMENT. THIS INDEMNIFICATION AND HOLD HARMLESS AGREEMENT SHALL SURVIVE THE TERMINATION OF THE LEASE.

 (D) LIMITATION OF LIABILITY:

     EXCEPT TO THE EXTENT ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR LANDLORD'S AGENTS OR EMPLOYEES, LANDLORD SHALL HAVE NO LIABILITY FOR DAMAGES ARISING FROM, AND LANDLORD DOES NOT WARRANT THAT THE TENANT'S USE OF ANY LINES WILL BE FREE FROM THE FOLLOWING (COLLECTIVELY CALLED "LINE PROBLEMS"): (I) ANY SHORTAGES, FAILURES, VARIATIONS, INTERRUPTIONS, DISCONNECTIONS, LOSS OR DAMAGE CAUSED BY THE INSTALLATION, MAINTENANCE, OR REPLACEMENT, USE OR REMOVAL OF LINES BY OR FOR OTHER TENANTS OR OCCUPANTS AT THE BUILDING, BY ANY FAILURE OF THE ENVIRONMENTAL CONDITIONS OR THE POWER SUPPLY FOR THE BUILDING TO CONFORM TO ANY REQUIREMENT OF THE LINES OR ANY ASSOCIATED EQUIPMENT, OR ANY OTHER PROBLEMS ASSOCIATED WITH ANY LINES BY ANY OTHER CAUSE; (II) ANY FAILURE OF ANY LINES TO SATISFY TENANT'S REQUIREMENTS; OR (III) ANY EAVESDROPPING OR WIRE-TAPPING BY UNAUTHORIZED PARTIES. LANDLORD IN NO EVENT SHALL BE LIABLE FOR DAMAGES BY REASON OF LOSS OF PROFITS, BUSINESS INTERRUPTION OR OTHER CONSEQUENTIAL DAMAGE ARISING FROM ANY LINE PROBLEMS. UNDER NO CIRCUMSTANCES SHALL ANY LINE PROBLEMS BE DEEMED AN ACTUAL OR CONSTRUCTIVE EVICTION OF TENANT, RENDER LANDLORD LIABLE TO TENANT FOR ABATEMENT OF RENT, OR RELIEVE TENANT FROM PERFORMANCE OF TENANT'S OBLIGATIONS UNDER THE LEASE.

 (E) ELECTROMAGNETIC FIELDS:

     IF TENANT AT ANY TIME USES ANY EQUIPMENT THAT MAY CREATE AN ELECTROMAGNETIC FIELD EXCEEDING THE NORMAL INSULATION RATINGS OF ORDINARY TWISTED PAIR RISER CABLE OR CAUSE RADIATION HIGHER THAN NORMAL BACKGROUND RADIATION, LANDLORD RESERVES THE RIGHT TO REQUIRE TENANT TO APPROPRIATELY INSULATE THE LINES THEREFORE (INCLUDING RISER CABLES) TO PREVENT SUCH EXCESSIVE ELECTROMAGNETIC FIELDS OR RADIATION."

Exhibit C, Section 1 of the Lease "Rent" shall be amended by the addition of:

     "COMMENCING JUNE 1, 1997, THE BASE RENTAL RATE FOR THE PREMISES SHALL BE TWENTY-THREE DOLLARS AND FIFTY CENTS ($23.50) PER NET RENTABLE SQUARE FOOT PER ANNUM."

Exhibit C, Section 3 of the Lease "Option to Extend Lease Term" shall be amended to read:

     "TENANT SHALL HAVE THE RIGHT, TO BE EXERCISED AS HEREINAFTER PROVIDED, TO EXTEND THE TERM OF THIS LEASE ("EXTENSION OPTION") FOR THE ENTIRE PREMISES INCLUDING ANY PORTIONS ADDED BY EXERCISE OF THE EXPANSION OPTION FOR ONE
     (1) PERIOD OF TWO (2) YEARS ..."

Exhibit C, Section 5 of the Lease, "Right of First Offer" shall be amended as follows:

     TENANT SHALL HAVE THE FOLLOWING RIGHTS OF FIRST OFFER ON THE THIRD AND FIFTH FLOORS OF THE BUILDING:

          FLOOR THREE: 10,656 NRSF (CURRENTLY OCCUPIED BY SILICON GRAPHICS) FLOOR THREE: 5,693 NRSF (CURRENTLY OCCUPIED BY MILLER BREWING COMPANY)
          FLOOR THREE:    768 NRSF (CURRENTLY OCCUPIED BY N. AMER. DENTAL
          REFERRAL)
          FLOOR FIVE:   7,550 NRSF (CURRENTLY OCCUPIED BY LOTUS DEVELOPMENT
          CORP)
          FLOOR FIVE:   3,147 NRSF (CURRENTLY OCCUPIED BY SILICON GRAPHICS,
          INC.)

               NOTE: TENANT'S RIGHT OF FIRST OFFER ON 3,147 NRSF ON FLOOR FIVE (CURRENTLY OCCUPIED BY SILICON GRAPHICS INC.) IS SUBJECT TO AN EXISTING RIGHT OF FIRST OFFER HELD BY LOTUS DEVELOPMENT CORPORATION FOR THE SAME SPACE.

     A. NOTICE: UPON PROPOSING SUCH SPACE TO AN INTERESTED PARTY LANDLORD SHALL NOTIFY TENANT IN WRITING. WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF SUCH NOTICE, TENANT SHALL GIVE LANDLORD WRITTEN NOTICE OF ITS ACCEPTANCE OF THE OFFER TO LEASE SUCH SPACE UPON THE TERMS AND CONDITIONS STATED HEREIN. IF, WITHIN SUCH FIVE (5) BUSINESS DAYS, TENANT SHALL EITHER FAIL TO GIVE SUCH NOTICE OR GIVE NOTICE OF ITS REJECTION OF THE OFFER, LANDLORD MAY, WITHOUT FURTHER NOTICE TO TENANT, LEASE SUCH SPACE TO OTHER INTERESTED PARTIES.

     B. RENTAL RATE: TENANT'S THEN CURRENT RENTAL RATE (BASE RATE PLUS ADDITIONAL RENT).

     C.   EXPIRATION DATE: MAY 31, 2001.

D.   TENANT IMPROVEMENT ALLOWANCE:

     1.   FLOOR THREE - 10,656 NRSF (CURRENTLY OCCUPIED BY SILICON GRAPHICS)
          -------------------------

          I.   TERM OF THREE OR MORE YEARS: $5.00 PER NET RENTABLE SQUARE FOOT.

          II. TERM OF LESS THAN THREE YEARS: THE ALLOWANCE STATED IN D.(1)(I) ABOVE MULTIPLIED BY THE NUMBER OF MONTHS IN THE LEASE TERM FOR SUCH SPACE, THE PRODUCT OF WHICH SHALL BE DIVIDED BY 48.

     2.   FLOOR THREE - 5,693 NRSF (CURRENTLY OCCUPIED BY MILLER BREWING CO.)
          ------------------------

          I.   TERM OF THREE OR MORE YEARS: $7.50 PER NET RENTABLE SQUARE FOOT.

          II. TERM OF LESS THAN THREE YEARS: THE ALLOWANCE STATED IN D.(2)(I) ABOVE MULTIPLIED BY THE NUMBER OF MONTHS IN THE LEASE TERM FOR SUCH SPACE, THE PRODUCT OF WHICH SHALL BE DIVIDED BY 48.

     3.   FLOOR THREE - 768 NRSF (CURRENTLY OCCUPIED BY N. AMER DENTAL REF.)
          ----------------------

          I.   TERM OF THREE OR MORE YEARS: $7.50 PER NET RENTABLE SQUARE FOOT.

          II. TERM OF LESS THAN THREE YEARS: THE ALLOWANCE STATED IN D.(3)(I) ABOVE MULTIPLIED BY THE NUMBER OF MONTHS IN THE LEASE TERM FOR SUCH SPACE, THE PRODUCT OF WHICH SHALL BE DIVIDED BY 48.

     4.   FLOOR THREE - 2,455 NRSF (CURRENTLY LEASED BY COMPUSERVE AND SUBLEASE
          ------------------------
     TO TENANT)

          I.   TERM OF THREE OR MORE YEARS: $2.00 PER NET RENTABLE SQUARE FOOT.

          II. TERM OF LESS THAN THREE YEARS: THE ALLOWANCE STATED IN D.(4)(I) ABOVE MULTIPLIED BY THE NUMBER OF MONTHS IN THE LEASE TERM FOR SUCH SPACE, THE PRODUCT OF WHICH SHALL BE DIVIDED BY 48.

     5.   FLOOR FIVE - 7,550 NRSF (CURRENTLY OCCUPIED BY LOTUS DEVELOPMENT
          -----------------------
     CORPORATION)


          I.   TERM OF THREE OR MORE YEARS: $8.00 PER NET RENTABLE SQUARE FOOT.

          II. TERM OF LESS THAN THREE YEARS: THE ALLOWANCE STATED IN D.(5)(I) ABOVE MULTIPLIED BY THE NUMBER OF MONTHS IN THE LEASE TERM FOR SUCH SPACE, THE PRODUCT OF WHICH SHALL BE DIVIDED BY 48.

     6.   FLOOR FIVE - 3,147 NRSF (CURRENTLY OCCUPIED BY SILICON GRAPHICS, INC.)
          -----------------------

          I.   TERM OF THREE OR MORE YEARS: $5.00 PER NET RENTABLE SQUARE FOOT.

          II. TERM OF LESS THAN THREE YEARS: THE ALLOWANCE STATED IN D.(6)(I) ABOVE MULTIPLIED BY THE NUMBER OF MONTHS IN THE LEASE TERM FOR SUCH SPACE, THE PRODUCT OF WHICH SHALL BE DIVIDED BY 48.

Exhibit C, shall be amended by the addition of a new section, Section 13, "Contingencies" as follows:

13.  CONTINGENCIES

     LANDLORD AND TENANT UNDERSTAND AND AGREE THAT THE PREMISES ON FLOOR THREE INCLUDES 2,455 NET RENTABLE SQUARE FEET ("CONTINGENT PREMISES #1") AND THE PREMISES ON FLOOR FIVE INCLUDES 16,244 NET RENTABLE SQUARE FEET ("CONTINGENT PREMISES #2") BOTH ADDED BY THIS LEASE AMENDMENT NO. 4, AND UPON WHICH THERE ARE CERTAIN CONTINGENCIES, WHICH COULD AFFECT LANDLORD'S ABILITY TO OFFER SUCH SPACES FOR LEASE TO TENANT. THEREFORE, THE ACTUAL TOTAL NET RENTABLE SQUARE FOOTAGE ADDED BY THIS LEASE AMENDMENT NO. 4 IS SUBJECT TO THE FOLLOWING CONTINGENCIES.

     A.   CONTINGENT PREMISES #1:

          1. CONTINGENT PREMISES #1 IS CURRENTLY LEASED TO COMPUSERVE, WHO HAS, IN TURN, SUBLEASED IT TO TENANT AT THIS TIME. THE CURRENT LEASE ON THE CONTINGENT PREMISES EXPIRES SEPTEMBER 30, 1997. CONTINGENT PREMISES 1 SHALL NOT BECOME A PART OF TENANT'S PREMISES UNTIL OCTOBER 1, 1997, OR SUCH EARLIER DATE OF TERMINATION OF THE COMPUSERVE LEASE, AT WHICH TIME IT SHALL BE INCLUDED IN THE TOTAL NET RENTABLE SQUARE FEET INCLUDED UNDER THIS LEASE, AND SHALL BE SUBJECT TO ALL THE TERMS AND CONDITIONS OF THIS LEASE AMENDMENT NO. 4, INCLUDING TENANT IMPROVEMENTS AND EXPIRATION DATE.

          2. CONTINGENT PREMISES #1 IS ENCUMBERED BY AN EXPANSION OPTION HELD BY ADJACENT TENANT, SILICON GRAPHICS. IF SILICON GRAPHICS CHOOSES TO EXERCISE ITS EXPANSION OPTION FOR CONTINGENT PREMISES #1, THEN CONTINGENT PREMISES #1 WILL NOT BECOME A PART OF THE PREMISES CONTEMPLATED BY THIS LEASE. IN THAT EVENT, CONTINGENT PREMISES #1 WILL BECOME A PART OF THE FIRST RIGHT OF FIRST OFFER SPACE SPECIFIED IN SECTION 5 OF THIS LEASE AMENDMENT NO. 4, AND SHALL BE SUBJECT TO ALL THE TERMS AND CONDITIONS SPECIFIED IN SECTION 5, INCLUDING THE TENANT IMPROVEMENT ALLOWANCE SPECIFIED IN
               SECTION 5(D)4.

     B. CONTINGENT PREMISES #2: CONTINGENT PREMISES #2 IS ENCUMBERED BY A RIGHT OF FIRST OFFER HELD BY ADJACENT TENANT, LOTUS DEVELOPMENT CORPORATION. IF LOTUS DEVELOPMENT CORPORATION CHOOSES TO EXERCISE ITS RIGHT OF FIRST OFFER FOR CONTINGENT PREMISES #2, THEN CONTINGENT PREMISES #2 WILL NOT BECOME A PART OF THE PREMISES CONTEMPLATED BY THIS LEASE. IN THAT EVENT CONTINGENT PREMISE #2 WILL BECOME A PART OF THE FOURTH RIGHT OF FIRST OFFER SPACE SPECIFIED IN SECTION 5 OF THE LEASE AMENDMENT NO. 4, AND SHALL BE SUBJECT TO ALL THE TERMS AND CONDITIONS SPECIFIED IN SECTION 5, INCLUDING THE TENANT IMPROVEMENT ALLOWANCE SPECIFIED IN SECTION 5 (D) 5.

     THE OUTCOME OF THE CONTINGENCIES SPECIFIED HEREIN SHALL HAVE NO EFFECT ON THE BALANCE OF THIS LEASE AMENDMENT NO. 4, EXCEPT AS STATED HEREIN.

All other terms and conditions of the original Lease shall remain in effect and be applicable to the above Amendment.

This Amendment is effective June 1, 1997.

Dated this 23rd day of September, 1996.


LANDLORD: OBAYASHI CORPORATION

               By: Yukio Kanai
                  --------------------------

               Its: Attorney-in-Fact
                   -------------------------

TENANT:   STARWAVE CORPORATION.

               By:/s/ Ed Harris

               Its: CFO

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )

On October 9, 1996, before me, S. Susy Alvarez, a Notary in and for said State, personally appeared Yukio Kanai, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                       WITNESS my hand and official seal

[NOTARY PUBLIC SEAL]   /s/ S. Susy Alvarez

                       Notary Public in and for said State



                        TENANT CORPORATE ACKNOWLEDGMENT

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF KING          )

On September 7, 1996, before me, Janell Jennen, a Notary in and for said State, personally appeared Ed Harris, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                       WITNESS my hand and official seal.

[NOTARY PUBLIC SEAL]   /s/ Janell L. Jennen

                       Notary Public in and for said State


                               JANELL L. JENNEN
                        MY APPOINTMENT EXPIRES 2/28/98

                                  EXHIBIT A4

                           Addendum to Lease between

                        OBAYASHI CORPORATION (LANDLORD)

                                      and

                         STARWAVE CORPORATION (TENANT)

               REVISED FLOOR PLAN OF PREMISES ON THE THIRD FLOOR

                                OF THE BUILDING

                                    Floor 3

                        12,855 Net Rentable Square Feet

                             [FLOOR PLAN OMITTED]

                            Exhibit A4, Page 1 of 1

                                  EXHIBIT B4

                                      TO

                           SUNSET CORPORATE CAMPUS I
                                LEASE AGREEMENT

                              TENANT IMPROVEMENTS

I. IMPROVEMENTS PROVIDED BY LANDLORD

     Landlord agrees to provide the following improvements in the Premises Added by Lease Amendment No. 3:

     A. Completed Public and/or Core Areas as outlined in Exhibit A3, finished in accordance with plans and specifications for the Building.

          (1) Plumbing: Men's restrooms, women's restrooms, and drinking fountains installed in accordance with the plans and specifications for the Building.

          (2) Electrical: Total electrical service for each floor shall include two electrical closets, each with 38, 20-ampere, single-pole, 120-volt circuits.

     B. Tenant's Unimproved Area as outlined in Exhibit A3 has been completed as outlined in items (1) through (8) below:

          (1) Walls: Core walls pre-taped to be finished under tenant improvements. Columns and perimeter walls covered with gypsum wallboard ready for tape and paint.

          (2) Floor: Prepared to receive carpet. Floor loading capacities: 80 pounds per square foot live load; 20 pounds per square foot partition load.

          (3) Mechanical - Primary System: Includes cooling duct distribution loop installed through terminal VAV boxes and thermostats in ceiling plenum for building standard layout and quantities. The building standard mechanical system is designed to accommodate heating loads generated by lights (1.7 watts per square foot) and electrical equipment (2.5 watts per square foot) up to 4.2 watts per square foot. If Tenant's design or use of the Premises Added by Lease Amendment No. 3 results in concentrated electrical loads in excess of 2.5 watts per square foot (e.g., data processing areas, conference rooms and machine rooms) and/or Tenant's design or use of the Premises Added by Lease Amendment No. 3 extends beyond Normal Business Hours, then the cost of any additional engineering design and installation of mechanical equipment and/or controls required to handle such excess shall be part of the cost borne by Tenant pursuant to Section II of this Exhibit B4.

          (4) Mechanical - Secondary System: Supplemental condenser water loop using closed circuit fluid coolers, risers stubbed out at each floor. The system is sized at 15 tons per floor and shall be allocated at 1/2 ton per each 1,000 square feet of Tenant's Unimproved Area.

          (5) Plumbing: Three waste and vent risers to accommodate waste from sinks and dishwashers.

          (6) Fire Sprinklers: Primary distribution loop with turned-down finished heads to minimum code required. Building standard layout and quantities on each floor.

          (7) Electrical: Electrical conduit and junction boxes distributed throughout using building standard layout and quantities.

          (8) Ceiling: Building standard suspended ceiling grid system installed in a 4' x 4' pattern.

          The value of the tenant improvements portion of the work itemized in this Section I.B. is $4.00 per square foot of Tenant's Unimproved Area.

                            Exhibit B4, Page 1 of 5

II.  OTHER TENANT IMPROVEMENTS AND LANDLORD'S ALLOWANCE

     A. Design and construction of all improvements in the Premises Added by Lease Amendment No. 3 beyond those listed in Section 1 of this Exhibit B4 shall be provided at Tenant's cost and shall include, but not be limited to: Any modifications and/or additions to the tenant improvements itemized in Section I.B. above, architectural and engineering design, tenant improvement coordination, partitions (including one-half (1/2) the cost of any public corridor or demising partition enclosing the Tenant's Unimproved Area), doors, door frames, hardware, paint, wall coverings, base, ceilings, lights, mechanical distribution, diffusers, thermostats, sprinkler distribution, sprinkler heads, emergency speakers, fire extinguishers and cabinets, telephone and electrical outlets, light switches, window coverings, floor coverings, all applicable permit fees and sales tax, as well as all costs related to design and installation of an interior stairwell, and the cost of removing such stairwell and returning the stairwell area to its original shell and core condition.

     B. In addition to the cost for improvements constructed during shell and core as specified in Section I.B. above, Landlord shall provide Tenant a tenant improvement allowance of up to $16.00 per usable square foot of Tenant's Unimproved Area (for a total of up to $136,611.07) to be credited against the cost of improvements provided pursuant to Section II.A. of this Exhibit B4. Landlord's reimbursement will be made by crediting the amount to be reimbursed against the last payment due from Tenant in accordance with Section IV.B. of this Exhibit B4.

III. DESIGN OF TENANT IMPROVEMENTS

     Tenant shall retain the services of a qualified office planner, approved by Landlord, to prepare the necessary drawings for Basic Plans and supply the information necessary to complete the Working Drawings and Engineering Drawings referred to in Section III.B. of this Exhibit B4 for construction of the tenant improvements in Tenant's Unimproved Area. All Tenant's plans shall be subject to approval of Landlord in accordance with Section III.C. of this Exhibit B4.

     Tenant's office planner shall ensure that the work shown on Tenant's plans is compatible with the basic Building plans and that necessary basic Building modifications are included in Tenant's plans. Such modifications shall be subject to the Landlord's approval.

     On or before the indicated dates, Tenant shall supply Landlord with one (1) reproducible copy and five (5) black line prints of the following Tenant
     Plans:

     A.   BASIC PLANS DELIVERY DATE: OCTOBER 25, 1994


          The Basic Plans due on this date shall be signed by Tenant and include:

          Architectural Floor Plans: These shall be fully dimensioned floor plans showing partition layout and identifying each room with a number and each door with a number. The Basic Plans must clearly identify and locate equipment requiring plumbing or other special mechanical systems, area(s) subject to above-normal floor loads, special openings in the floor, and other major or special features.

     B.   WORKING DRAWINGS DELIVERY DATE: NOVEMBER 1, 1994


          On this date, Tenant's office planner shall produce four (4) sets of Full Working Drawings for construction from the Basic Plans using the Pin Bar System, which system shall be approved by Landlord for compatibility with the other Building drawings. The four (4) sets of Working Drawings due on this date shall be signed by the Tenant and include all items in the Basic Plans referenced in Section III.A. above plus the following additional information:

          (1) Electrical and Telephone Outlets: Locate all power and telephone requirements: Dimension the position from a corner and give height above concrete slab for all critically located outlets. Identify all dedicated circuits and identify all power outlets greater than 120 volts. For the equipment used in these outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer's name and the

                            Exhibit B4, Page 2 of 5
               manufacturer's model number, and submit a brochure for each piece of equipment. Also identify the manufacturer's name of the telephone system to be used and the power requirements, size, and location of its processing equipment.

          (2) Reflected Ceiling Plan: Lighting layout showing location and type of all Building Standard and special lighting fixtures.

          (3) Furniture Layout: Layout showing furniture location so that Landlord's engineer can review the location of all light fixtures.

          At Tenant's cost (charged against the $16.00 allowance) Landlord's engineers shall prepare plumbing, electrical, heating, air conditioning and structural plans ("Engineering Drawings") for Tenant's improvements based on the signed Working Drawings.

     C.   FINAL PLANS REVIEW DATE: NOVEMBER 4, 1994.


          On this date, Tenant's office planner shall deliver to Landlord and Tenant for review and approval four (4) complete sets of Final Plans which will incorporate the Working Drawings referenced in Section III.B. above, plus the following additional information:

          (1) Millwork Details: These drawings shall be in final form with Tenant's office planner's title block in the lower right hand corner of the drawing, and shall include construction details of all cabinets, paneling, trim, bookcases, and door and jamb details for non-Building Standard doors and jambs.

          (2) Keying Schedules and Hardware Information: This information shall be in final form and include a Keying Schedule indicating which doors are locked and which key(s) open each lock, plus an "X" on the side of the door where the key will be inserted if a keyed door. Complete specifications for all non-Building Standard hardware will also be provided.

          (3) Room Finish and Color Schedule: This information shall be in final form and include locations and specifications for all wall finishes, floor covering and base for each room.

          (4) Construction Notes and Specifications: Complete specifications for every item included except those specified by the Landlord.

     D.   FINAL PLANS DELIVERY DATE: NOVEMBER 8, 1994.


          The four (4) sets of Final Plans approved by Landlord and Tenant and due on this date shall include all the Final Plans referenced in
          Section III.C. above. Final Plans are to be signed by Tenant and delivered to Landlord by the Final Plans Delivery Date. Landlord shall return one (1) signed set to Tenant for Tenant's records. Landlord will incorporate Engineering Drawings with Tenant's Final Plans for transmittal to the General Contractor.

          Tenant shall be responsible for delays and additional costs in completion of Tenant's work caused by changes made to any of Tenant's Plans after the specified Plan Delivery Date or by delays in delivery of special materials requiring long lead times. Tenant shall further be responsible for such delays as provided in Section 3(b) of the Lease.

IV.  CONSTRUCTION OF TENANT IMPROVEMENTS

     A. AUTHORIZATION TO PROCEED. Upon completion of Tenant's Final Plans, Landlord shall provide to Tenant written notice of the price for improvements beyond those listed in Section I of this Exhibit B4. Within five (5) days of receipt of such notice, Tenant shall give Landlord written authorization to complete the Premises Added by Lease Amendment No. 3 in accordance with such Final Plans. Tenant may in such authorization delete any or all items of extra cost; however, if Landlord deems these changes to be extensive, at its option, Landlord may refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written

                            Exhibit B4, Page 3 of 5
     acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed, Landlord shall not be obligated to commence work on the Premises Added by Lease Amendment No. 3 and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises Added by Lease Amendment No. 3 and as provided in Section 3(b) of the Lease.

B. PAYMENTS. Landlord's contractor shall complete Tenant's improvements in accordance with Tenant's approved Final Plans. Within ten (10) days after receipt of monthly progress statements from Landlord, Tenant shall pay the full amount of such progress billings, for all improvements beyond those listed in Section I of this Exhibit B4. Tenant may retain an amount equal to five percent (5%) of the estimated cost of such improvements from the last payments due immediately prior to the credit for Landlord's reimbursement. Final billing shall be rendered and payable within ten (10) days after acceptance of the Premises Added by Lease Amendment No. 3 by Tenant in accordance with the terms of the Lease. Retainage pursuant to the terms of this paragraph shall be payable with such final billing. In the event acceptance of the Premises Added by Lease Amendment No. 3 is subject to punchlist items as provided in the Lease, a portion of the retainage equal to the cost to complete each outstanding punchlist item may be retained until such punchlist item is complete.

C. FINAL PLANS AND MODIFICATIONS. If Tenant shall request any change, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information. Landlord shall give Tenant a written price for the cost of engineering and design services to incorporate the change in Tenant's Final Plans. If Tenant approves such price in writing, Landlord shall have such Final Plans changes made and Tenant shall promptly pay Landlord for this cost. Promptly upon completion of such changes in the Final Plans, Landlord shall notify Tenant in writing of the costs, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion. The cost for such changes, whether chargeable or credited to Tenant, shall include a Landlord coordination fee equal to fifteen percent (15%) of the amount of such change, addition or deletion. In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. In accordance with Section 3(b) of the Lease, Tenant shall be responsible for any resulting delay in completion of the Premises Added by Lease Amendment No. 3 due to modification of Final Plans. Tenant shall also be responsible for any demolition work required as a result of the change.

D. IMPROVEMENTS CONSTRUCTED BY TENANT. If any work is to be performed in connection with Tenant improvements on the Premises Added by Lease Amendment No. 3 by Tenant or Tenant's contractor:

     (1) Such work shall proceed upon Landlord's written approval of (i) Tenant's contractor, (ii) public liability and property damage insurance carried by Tenant's contractor (such insurance shall be in combined single limits not less that Five Hundred Thousand Dollars ($500,000) per occurrence and shall name Landlord and Wright Runstad & Company as additional insureds), (iii) detailed plans and specifications for such work, and (iv) amount of general conditions to be paid by Tenant to Landlord for the services still provided by Landlord's contractor.

     (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished for Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

     (3) All work by Tenant or Tenant's contractor shall be scheduled through Landlord.

     (4) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. This will be included in the general conditions of Subsection (1)(iv) above.

                            Exhibit B4, Page 4 of 5

     (5) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up.

     (6) Prior to commencement of any work on the Premises Added by Lease Amendment No. 3 by Tenant or Tenant's contractor, Tenant or Tenant's contractor shall enter into an indemnity agreement and a lien priority agreement satisfactory to Landlord indemnifying and holding harmless Landlord and Landlord's contractors for any liability, losses or damages directly or indirectly from lien claims affecting the land, the Building or the Premises Added by Lease Amendment No. 3 arising out of Tenant's or Tenant's contractor's work or that of subcontractors or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

     (7) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises Added by Lease Amendment No. 3 announcing its non-responsibility for the work being performed therein.

E. TENANT'S ENTRY TO PREMISES ADDED BY LEASE AMENDMENT NO. 3. Tenant's entry to the Premises Added by Lease Amendment No. 3 for any purpose, including without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the Commencement Date as specified in Section 3(a) of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, office planner, licensees, agents, servants, employees, guests, invitees, or visitors.

F. TENANT'S TELEPHONE. Tenant is responsible for Tenant's telephone service. Tenant shall select Tenant's telephone system and shall coordinate its installation with Landlord.

                            Exhibit B4, Page 5 of 5

                             LEASE AMENDMENT NO. 5

     This Lease Amendment No. 5 amends that certain Lease Agreement dated March 4, 1992, as amended by Lease Amendment No. 1 dated August 21, 1992, Lease Amendment No. 2 dated August 4, 1993, Lease Amendment No. 3 dated October 30, 1994, and Lease Amendment No. 4 dated June 1, 1997 (the "LEASE"), between BELLEVUE GOLDWELL ASSOCIATES LLC, a Delaware limited liability company ("LANDLORD") as the successor in interest by assignment to Sunset Office Limited Partnership, a Washington limited partnership, and Obayashi Corporation, a Japan corporation, and STARWAVE CORPORATION, a Washington corporation ("TENANT"), the successor in interest by assignment to VULCAN NORTHWEST, INC., a Washington corporation, covering space on the third and fifth floors of Sunset Corporate Campus, Building 1, 13810 S.E. Eastgate Way, Bellevue, Washington. The terms used herein shall have the same meanings as set forth in the Lease except as otherwise specified.

     As parties hereto, Landlord and Tenant hereby agree to further amend the Lease as follows:

1. Effective as of July 28, 1998, (a) the Premises are hereby expanded to include Suite 510 of the Building which contains approximately 1,620 net rentable square feet of space (the "EXPANSION SPACE"), and (b) Section 1(b) of the Lease "Premises" is, amended to read as follows:

     Consisting of the area on the third, fourth and fifth floors of the Building, as outlined on the floor plans attached hereto as Exhibit A5 - Revised Plan of Premises.

2. Section 1(c) of the Lease "Rentable Area of the Premises" is amended to read as follows:

     60,692 net rentable square feet in the aggregate, consisting of 12,855 net rentable square feet located on Floor 3 of Building One of Sunset Corporate Campus and known as Suite 330; 29,973 net rentable square feet located on Floor 4 of Building One of Sunset Corporate Campus and known as Suite 400; and 17,864 net rentable square feet located on Floor 5 of Building One of Sunset Corporate Campus and known as Suites 500 and 510.

3.   Section 1(j) of the Lease "Notice Addresses" is amended to read as follows:

          Landlord:  Bellevue Goldwell Associates LLC
                     13810 S.E. Eastgate Way, Suite 180
                     Bellevue, Washington 98005.

4. Section 1(k) of the Lease "Exhibits" is amended by deleting all prior versions of Exhibit A to the Lease and replacing the same with the attached Exhibit A5 - Revised Plan of Premises.

5. Section 16(a) of the Lease "Insurance" is amended by replacing the reference to "Wright Runstad & Company" with "Voit Management Company, L.P." (or any successor property manager hereafter designated in writing by Landlord)".

6. Section 17 of the Lease "Assignment and Subletting" and Section 6 of Exhibit C of the Lease are amended to provide that Tenant may not sublet or assign the Expansion Space and if it proposes to do so, in lieu of consenting to a sublease or assignment for the Expansion Space, Landlord may elect to terminate the Lease as it relates to the Expansion Space only in accordance with the terms of Section 17 of the Lease.

7. The base rental payable by Tenant pursuant to Section 1 of Exhibit C of the Lease with respect to the Expansion Space shall be Twenty Eight Dollars and No Cents ($28.00) per rentable square foot per annum. Tenant shall commence paying Base Rent on the Expansion Space on July 1, 1998.

     8. Tenant has inspected the Expansion Space and is familiar with its conditions and agrees to accept possesion of the Expansion Space in its current condition, "as-is, where-is". Nothing in this Lease Amendment No. 5 or the Lease shall obligate Landlord to make any improvements to the Expansion Space or the any other part of the Premises as a result of Tenant expanding the Premises to include the Expansion Space pursuant to this Lease Amendment No .5.

     9. Tenant shall be liable for the payment of any broker's commission related to this Lease Amendment No. 5 except for any broker's commission payable to any broker engaged by Landlord. If any person or entity claims a real estate fee or commission or other such fee in connection with the subject transaction, and such claim is based on actual or alleged oral or written agreements or understandings with Tenant, Tenant shall indemnify, defend and hold Landlord harmless from any such claims or demands, including attorney's fees incurred by Landlord as a result of any such claim or demand.

     10. All other terms and conditions of the Lease shall remain in effect and be applicable to the above agreement. This Lease Amendment No.5 is effective July 26, 1998.

     Dated this 29th day of July, 1998.

LANDLORD:

BELLEVUE GOLDWELL ASSOCIATES LLC,
a Delaware limited liability company


By:  OC Real Estate Management, Inc., member


     By ________________________________________
        William H. Cunningham, Jr., Senior Vice
        President


TENANT:

STARWAVE CORPORATION, a Washington corporation


By
   --------------------------

   Its President
       --------------------

STATE OF CALIFORNIA          )

                             )  SS.

COUNTY OF LOS ANGELES        )



          On __________, 1998, before me, ____________________, a Notary in and for said State, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                      WITNESS my hand and official seal.


                                        _______________________________________
                                        Notary Public in and for the said State




                       TENANT CORPORATE ACKNOWLEDGEMENT


STATE OF WASHINGTON       )

                          ) SS.

COUNTY OF KING            )



          On July 29, 1998, before me, Megan Verplank, a Notary in and for said State, personally appeared Patrick J. Naughton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                       WITNESS my hand and official seal.


     [NOTARY PUBLIC SEAL]                         /s/ Megan Verplank
                                                  ---------------------------

                                  EXHIBIT A5

                           Addendum to Lease between

                        OBAYASHI CORPORATION (LANDLORD)

                                      and

                         STARWAVE CORPORATION (TENANT)

           FLOOR PLAN OF PREMISES ON THE FIFTH FLOOR OF THE BUILDING

                                    FLOOR 5

                        16,244 NET RENTABLE SQUARE FEET

                             [FLOOR PLAN OMITTED]

                            Exhibit A5, Page 1 of 1

                           Addendum to Lease between
                  Bellevue Caldwell Associates LLC (Landlord)

                                      and

                         Starwave Corporation (Tenant)


         FLOOR PLANS OF PREMISES ON THE THIRD, FOURTH AND FIFTH FLOORS
                                OF THE BUILDING


                             [FLOOR PLAN OMITTED]


                                   [FLOOR 3]

                                   [FLOOR 4]

                                   [FLOOR 5]

                                  EXHIBIT B5

                                      TO

                           SUNSET CORPORATE CAMPUS I

                                LEASE AGREEMENT

                              TENANT IMPROVEMENTS

I.   IMPROVEMENTS PROVIDED BY LANDLORD

Landlord agrees to provide the following improvements in the Premises in accordance with the terms of this Lease Amendment No. 4:

     A. Completed Public and/or Core Areas as outlined in Exhibit A, finished in accordance with plans and specifications for the Building.

          (1) Plumbing: Men's restrooms, women's restrooms, and drinking fountains installed in accordance with the plans and specifications for the Building.

          (2) Electrical: Total electrical service for each floor shall include two electrical closets, each with 38, 20-ampere, single-pole, 120-volt circuits.

     B. Tenant's Premises as outlined in Exhibits A through Exhibit A5 has been completed, at a minimum, as outlined in items (1) through (6) below:

          (1) Walls: Core walls pre-taped to be finished under tenant improvements. Columns and perimeter walls covered with gypsum wallboard ready for tape and paint.

          (2) Floor: Prepared to receive carpet. Floor loading capacities: 80 pounds per square foot live load; 20 pounds per square foot partition load.

          (3) Mechanical - Primary System: Includes cooling duct distribution loop installed through terminal VAV boxes and thermostats in ceiling plenum for building standard layout and quantities. The building standard mechanical system is designed to accommodate heating loads generated by lights (1.7 watts per square foot) and electrical equipment (2.5 watts per square foot) up to 4.2 watts per square foot. If Tenant's design or use of the Premises results in concentrated electrical loads in excess of 2.5 watts per square foot (e.g., data processing areas, conference rooms and machine rooms) and/or Tenant's design or use of the Premises extends beyond Normal Business Hours, then the cost of any additional engineering design and installation of mechanical equipment and/or controls required to handle such excess shall be part of the cost borne by Tenant pursuant to Section II of this Exhibit B.

          (4) Mechanical - Secondary System: Supplemental condenser water loop using closed circuit fluid coolers, risers stubbed out at each floor. The system is sized at 15 tons per floor and shall be allocated at 1/2 ton per each 1,000 square feet of usable square feet of the Premises.

          (5) Plumbing: Three waste and vent risers to accommodate waste from sinks and dishwashers.

          (6) Fire Sprinklers: Primary distribution loop with turned-down finished heads to minimum code required. Building standard layout and quantities on each floor.

                            Exhibit B5, Page 1 of 6

          (7) Electrical: Electrical conduit and junction boxes distributed throughout using building standard layout and quantities.

          (8) Ceiling: Building standard suspended ceiling grid system installed in a 4' x 4' pattern.

II.  OTHER TENANT IMPROVEMENTS AND LANDLORD'S ALLOWANCE

     A. Design and construction of all improvements in the Premises provided for by this Lease Amendment No. 4 beyond those listed in Section I of this Exhibit B5 shall be provided at Tenant's cost and shall include, but not be limited to: Any modifications and/or additions to the tenant improvements itemized in Section I.B. above, architectural and engineering design, partitions, doors, door frames, hardware, paint, wall coverings, base, ceilings, lights, mechanical distribution, diffusers, thermostats, sprinkler distribution, sprinkler heads, emergency speakers, fire extinguishers and cabinets, telephone and electrical outlets, light switches, window coverings, floor coverings, cabling and all applicable permit fees and sales tax. The tenant improvement allowance shall not be used for personalty, such as, but not limited to, furniture and equipment.

     B. In addition to the cost for improvements constructed during shell and core as specified in Section I.B. above, Landlord shall provide Tenant a tenant improvement allowance of $2.00 per rentable square foot of Tenant's Premises on the third and fourth floors (12,855 net rentable square feet on the third floor and 29,973 net rentable square feet on the fourth floor), and $5.00 per rentable square foot of Tenant's Premises on the fifth floor (16,244 net rentable square feet), subject to the contingencies specified in Exhibit C, Section 13 added by this Lease Amendment No. 4, for a total payment of up to $166,876.00. Such tenant improvement allowance shall be credited against the cost of improvements provided pursuant to Section II.A. of this Exhibit B5. Landlord's reimbursement will be made by crediting the amount to be reimbursed against the last payment due from Tenant in accordance with
          Section IV.B. of this Exhibit B5. If Tenant has not used the tenant improvement allowance provided for herein within six (6) months of the Commencement Date of rent for any space, then Landlord shall offset said balance against Tenant's rent.

III. DESIGN OF TENANT IMPROVEMENTS

     Tenant shall retain the services of a qualified office planner, approved by Landlord, to prepare the necessary drawings for Basic Plans and supply the information necessary to complete the Working Drawings and Engineering Drawings referred to in Section III.B. of this Exhibit B5 for construction of the tenant improvements in the Premises. All Tenant's plans shall be subject to approval of Landlord in accordance with Section III.C. of this Exhibit B5.

     Tenant's office planner shall ensure that the work shown on Tenant's plans is compatible with the basic Building plans and that necessary basic Building modifications are included in Tenant's plans. Such modifications shall be subject to the Landlord's approval.

                            Exhibit B5, Page 2 of 6

On or before the indicated dates, Tenant shall supply Landlord with one (1) reproducible copy and five (5) black line prints of the following Tenant Plans:

A.   BASIC PLANS DELIVERY DATE: To Be Determined.

     The Basic Plans due on this date shall be signed by Tenant and include:

     Architectural Floor Plans: These shall be fully dimensioned floor plans showing partition layout and identifying each room with a number and each door with a number. The Basic Plans must clearly identify and locate equipment requiring plumbing or other special mechanical systems, area(s) subject to above-normal floor loads, special openings in the floor, and other major or special features.

B.   WORKING DRAWINGS DELIVERY DATE: To Be Determined.

     On this date, Tenant's office planner shall produce four (4) sets of Full Working Drawings for construction from the Basic Plans using the Pin Bar System, which system shall be approved by Landlord for compatibility with the other Building drawings. The four (4) sets of Working Drawings due on this date shall be signed by the Tenant and include all items in the Basic Plans referenced in Section III.A. above plus the following additional information:

          (1) Electrical and Telephone Outlets: Locate all power and telephone requirements: Dimension the position from a corner and give height above concrete slab for all critically located outlets. Identify all dedicated circuits and identify all power outlets greater than 120 volts. For the equipment used in these outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer's name and the manufacturer's model number, and submit a brochure for each piece of equipment. Also identify the manufacturer's name of the telephone system to be used and the power requirements, size, and location of its processing equipment.

          (2) Reflected Ceiling Plan: Lighting layout showing location and type of all Building Standard and special lighting fixtures.

          (3) Furniture Layout: Layout showing furniture location so that Landlord's engineer can review the location of all light fixtures.

     Landlord's engineers shall prepare plumbing, electrical, heating, air conditioning and structural plans ("Engineering Drawings") for Tenant's improvements based on the signed Working Drawings.

C.   FINAL PLANS REVIEW DATE: To Be Determined.


     On this date, Tenant's office planner shall deliver to Landlord and Tenant for review and approval four (4) complete sets of Final Plans which will incorporate the Working Drawings referenced in Section III.B. above, plus the following additional information:

                            Exhibit B5, Page 3 of 6

          (1) Millwork Details: These drawings shall be in final form with Tenant's office planner's title block in the lower right hand corner of the drawing, and shall include construction details of all cabinets, paneling, trim, bookcases, and door and jamb details for non-Building Standard doors and jambs.

          (2) Keying Schedules and Hardware Information: This information shall be in final form and include a Keying Schedule indicating which doors are locked and which key(s) open each lock, plus an "X" on the side of the door where the key will be inserted if a keyed door. Complete specifications for all non-Building Standard hardware will also be provided.

          (3) Room Finish and Color Schedule: This information shall be in final form and include locations and specifications for all wall finishes, floor covering and base for each room.

          (4) Construction Notes and Specifications: Complete specifications for every item included except those specified by the Landlord.

     D.   FINAL PLANS DELIVERY DATE: To Be Determined
                                     ----------------

          The four (4) sets of Final Plans approved by Landlord and Tenant and due on this date shall include all the Final Plans referenced in
          Section III.C. above. Final Plans are to be signed by Tenant and delivered to Landlord by the Final Plans Delivery Date. Landlord shall return one (1) signed set to Tenant for Tenant's records. Landlord will incorporate Engineering Drawings with Tenant's Final Plans for transmittal to the General Contractor.

          Tenant shall be responsible for delays and additional costs in completion of Tenant's work caused by changes made to any of Tenant's Plans after the specified Plan Delivery Date or by delays in delivery of special materials requiring long lead times. Tenant shall further be responsible for such delays as provided in Section 3(b) of the Lease.

IV.  CONSTRUCTION OF TENANT IMPROVEMENTS

     A. AUTHORIZATION TO PROCEED. Upon completion of Tenant's Final Plans and at the request of Tenant, Landlord shall provide to Tenant written notice of the price for improvements beyond those listed in Section I of this Exhibit B5. Within five (5) days of receipt of such notice, Tenant shall give Landlord written authorization to complete the Premises in accordance with such Final Plans. Tenant may in such authorization delete any or all items of extra cost; however, if Landlord deems these changes to be extensive, at its option, Landlord may refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed, Landlord shall not be obligated to commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises and as provided in Section 3(b) of the Lease.

                            Exhibit B5, Page 4 of 6

     B. PAYMENTS. Landlord's contractor shall complete Tenant's improvements in accordance with Tenant's approved Final Plans. Within ten (10) days after receipt of monthly progress statements from Landlord, Tenant shall pay the full amount of such progress billings, for all improvements beyond those listed in Section I of this Exhibit B5. Tenant may retain an amount equal to five percent (5%) of the estimated cost of such improvements from the last payments due immediately prior to the credit for Landlord's reimbursement. Final billing shall be rendered and payable within ten (10) days after acceptance of the Premises by Tenant in accordance with the terms of the Lease. Retainage pursuant to the terms of this paragraph shall be payable with such final billing. In the event acceptance of the Premises is subject to punchlist items as provided in the Lease, a portion of the retainage equal to the cost to complete each outstanding punchlist item may be retained until such punchlist item is complete.

     C. FINAL PLANS AND MODIFICATIONS. If Tenant shall request any change, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information. Landlord shall give Tenant a written price for the cost of engineering and design services to incorporate the change in Tenant's Final Plans. If Tenant approves such price in writing, Landlord shall have such Final Plans changes made and Tenant shall promptly pay Landlord for this cost. Promptly upon completion of such changes in the Final Plans, Landlord shall notify Tenant in writing of the costs, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion. The cost for such changes, whether chargeable or credited to Tenant, shall include a Landlord coordination fee equal to fifteen percent (15%) of the amount of such change, addition or deletion. In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. In accordance with Section 3(b) of the Lease, Tenant shall be responsible for any resulting delay in completion of the Premises due to modification of Final Plans. Tenant shall also be responsible for any demolition work required as a result of the change.

     D. IMPROVEMENTS CONSTRUCTED BY TENANT. If any work is to be performed in connection with Tenant improvements on the Premises by Tenant or Tenant's contractor:

          (1) Such work shall proceed upon Landlord's written approval of (i) Tenant's contractor, (ii) public liability and property damage insurance carried by Tenant's contractor (such insurance shall be in combined single limits not less that Five Hundred Thousand Dollars ($500,000) per occurrence and shall name Landlord and Wright Runstad & Company as additional insureds), (iii) detailed plans and specifications for such work, and (iv) amount of general conditions to be paid by Tenant to Landlord for the services still provided by Landlord's contractor.

                            Exhibit B5, Page 5 of 6

          (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished for Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

          (3) All work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

          (4) All work by Tenant or Tenant's contractor shall be scheduled through Landlord.

          (5) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. This will be included in the general conditions of Subsection (1)(iv) above.

          (6) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up.

          (7) Prior to commencement of any work on the Premises by Tenant or Tenant's contractor, Tenant or Tenant's contractor shall enter into an indemnity agreement and a lien priority agreement satisfactory to Landlord indemnifying and holding harmless Landlord and Landlord's contractors for any liability, losses or damages directly or indirectly from lien claims affecting the land, the Building or the Premises arising out of Tenant's or Tenant's contractor's work or that of subcontractors or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

          (8) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises announcing its non-responsibility for the work being performed therein.

     E. TENANT'S TELEPHONE. Tenant is responsible for Tenant's telephone service. Tenant shall select Tenant's telephone system and shall coordinate its installation with Landlord.

                            Exhibit B5, Page 6 of 6

                             LEASE AMENDMENT NO. 6

     This Lease Amendment No. 6 amends that certain Lease Agreement dated March 4, 1992, as amended by Lease Amendment No. 1 dated August 21, 1992, Lease Amendment No. 2 dated August 4, 1993, Lease Amendment No. 3 dated October 30, 1994, Lease Amendment No. 4 dated June 1, 1997, and Lease Amendment No. 5 dated July 29 (the "LEASE"), between BELLEVUE GOLDWELL ASSOCIATES LLC, a Delaware limited liability company ("LANDLORD") as the successor in interest by assignment to Sunset Office Limited Partnership, a Washington limited partnership, and Obayashi Corporation, a Japan corporation, and STARWAVE CORPORATION, a Washington corporation ("TENANT"), the successor in interest by assignment to VULCAN NORTHWEST, INC., a Washington corporation, covering space on the third and fifth floors of Sunset Corporate Campus, Building I, 13810 S.E. Eastgate Way, Bellevue, Washington. The terms used herein shall have the same meanings as set forth in the Lease except as otherwise specified.

As parties hereto, Landlord and Tenant hereby agree to further amend the Lease as follows:

1. Effective as of December 1, 1998, (a) the Premises are hereby expanded to include Suite 530 of the Building which contains approximately 3,147 net rentable square feet of space (the "EXPANSION SPACE"), and (b) Section 1(b) of the Lease "Premises" is amended to read as follows:

     Consisting of the area on the third, fourth and fifth floors of the Building, as outlined on the floor plans attached hereto as Exhibit A6 - Revised Plan of Premises.

2. Section 1(c) of the Lease "Rentable Area of the Premises" is amended to read as follows:

     63,839 net rentable square feet in the aggregate, consisting of 12,855 net rentable square feet located on Floor 3 of Building One of Sunset Corporate Campus and known as Suite 330; 29,973 net rentable square feet located on Floor 4 of Building One of Sunset Corporate Campus and known as Suite 400; and 21,011 net rentable square feet located on Floor 5 of Building One of Sunset Corporate Campus and known as Suites 500, 510, and 530.

3. Section 1(k) of the Lease "Exhibits" is amended by deleting all prior versions of Exhibit A to the Lease and replacing the same with the attached Exhibit A6 - Revised Plan of Premises.

4. The base rental payable by Tenant pursuant to Section 1 of Exhibit C of the Lease with respect to the Expansion Space shall be Twenty Three Dollars and Fifty Cents ($23.50) per rentable square foot per annum. Tenant shall commence paying Base Rent on the Expansion Space on December 1, 1998.

5. Tenant has inspected the Expansion Space and is familiar with its condition, and agrees to accept possession of the Expansion Space in its current condition, "as-is, where-is". Nothing in this Lease Amendment No. 6 or the Lease shall obligate Landlord to make any improvements to the Expansion Space or the any other part of the Premises as a result of Tenant expanding the Premises to include the Expansion Space pursuant to this Lease Amendment No. 6.

6. Tenant shall have right to lease up to eleven (11) additional unassigned parking spaces in the Building as follows:

     (a) Tenant shall have the right to lease one (1) unassigned parking space in the parking area located directly beneath the Building at current market rate, which rate is currently Thirty-Five Dollars ($35.00) per month and is subject to change from time to time as determined by Landlord.

     (b) Tenant shall have the right to lease up to eight (8) unassigned parking spaces in the structured below-grade parking adjacent to the Building at current market rate, which rate is currently Twenty Dollars ($20.00) per month and subject to change from time to time.

     (c) Tenant shall have the right to lease up to two (2) unassigned spaces on one of the Building surface lots at no charge per month and subject to change in rate to market rate from time to time.

7. Tenant shall be liable for the payment of any broker's commission related to this Lease Amendment No. 6, except for any broker's commission payable to any broker engaged by Landlord. If any person or entity claims a real estate fee or commission or other such fee in connection with the subject transaction, and such claim is based on actual or alleged oral or written agreements or understandings with Tenant, Tenant shall indemnify, defend and hold Landlord harmless from any such claims or demands, including attorneys' fees incurred by Landlord as a result of any such claim or demand.

8. All other terms and conditions of the Lease shall remain in effect and be applicable to the above agreement. This Lease Amendment No. 6 is effective December 1, 1998.

     Dated this 30 day of September, 1998.

LANDLORD:

BELLEVUE GOLDWELL ASSOCIATES LLC,
a Delaware limited liability company

By:  OC Real Estate Management, Inc., member
     By: /s/ William H. Cunningham, Jr.

     William H. Cunningham, Jr., Senior Vice
     President

TENANT:

STARWAVE CORPORATION, a Washington corporation

By: /s/ Curt Blake

Its

STATE OF CALIFORNIA      )
                         ) SS.
COUNTY OF LOS ANGELES    )

On OCTOBER 16, 1998, before me, S. SUSY ALVAREZ, a Notary in and for said State, personally appeared WILLIAM H. CUNNINGHAM, JR, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                             [Notary Public Seal]

               /s/ S. Susy Alvarez

               Notary Public in and for the said State

                       TENANT CORPORATE ACKNOWLEDGEMENT

STATE OF WASHINGTON      )
                         ) SS. ###-##-####
COUNTY OF KING

On 9-30, 1998, before me, RICK DONKER, a Notary in and for said State, personally appeared CURT BLAKE, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                             [Notary Public Seal]

               /s/ Rick Donker

               Notary Public in and for the said State

                                  EXHIBIT A6

                           ADDENDUM TO LEASE BETWEEN

                  BELLEVUE GOLDWELL ASSOCIATES LLC (LANDLORD)

                                      and

                         STARWAVE CORPORATION (TENANT)

         FLOOR PLANS OF PREMISES ON THE THIRD, FOURTH AND FIFTH FLOORS

                                OF THE BUILDING

                             [FLOOR PLAN OMITTED]